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                                                                     Exhibit 1.1

                                                               EXECUTION VERSION

                         MEDICAL PROPERTIES TRUST, INC.



                                12,000,000 Shares

                                  Common Stock
                          ($0.001 par value per Share)

                             UNDERWRITING AGREEMENT



February 22, 2007

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                                                               EXECUTION VERSION


                             UNDERWRITING AGREEMENT

                                                              February 22, 2007

UBS Securities LLC
Wachovia Capital Markets, LLC
   as Managing Underwriters
c/o UBS Securities LLC
299 Park Avenue
New York, New York 10171-0026

Ladies and Gentlemen:

               Medical Properties Trust, Inc., a Maryland corporation (the "Company"), proposes to issue and sell to the underwriters named in Schedule A annexed hereto (the "Underwriters"), for whom you are acting as representatives (in such capacity, the "Representatives"), an aggregate of 9,000,000 shares (the "Initial Shares") of common stock, par value $0.001 per share, of the Company (the "Common Stock"). In addition, solely for the purpose of covering over-allotments, the Company proposes to grant to the Underwriters the option to purchase from the Company up to an additional 1,800,000 shares of Common Stock (the "Additional Shares"). In addition, at the Company's request, UBS Securities LLC., as agent (in that capacity, the "UBS Forward Seller") for UBS AG, London Branch (the "UBS Forward Purchaser"), proposes to sell to the Underwriters an aggregate of 1,500,000 shares of Common Stock ("UBS Borrowed Shares"), and Wachovia Capital Markets, LLC (in that capacity, the "Wachovia Forward Seller", and together with the UBS Forward Seller, the "Forward Sellers") acting for Wachovia Bank, National Association (the "Wachovia Forward Purchaser", and together with the UBS Forward Purchaser, "Forward Purchasers"), proposes to sell to the Underwriters an aggregate of 1,500,000 shares of Common Stock ("Wachovia Borrowed Shares" and together with the UBS Borrowed Shares, the "Borrowed Shares"), in connection with the letter agreements, dated the date hereof, (i) between the Company and the UBS Forward Purchaser (the "UBS Forward Agreement") and (ii) the Company and the Wachovia Forward Purchaser (the "Wachovia Forward Agreement" and together with the UBS Forward Agreement, the "Forward Agreements"), relating to the forward sale by the Company of a number of shares of Common Stock equal to the number of shares of Common Stock to be borrowed and sold by the Forward Sellers. The Initial Shares and the Borrowed Shares are hereinafter collectively referred to as the "Firm Shares". The Initial Shares and the Additional Shares are hereinafter collectively referred to as the as the "Company Shares". The Firm Shares and the Additional Shares are hereinafter collectively sometimes referred to as the "Securities." References herein to "you" shall refer to the Representatives.

               The Company has prepared and filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the "Act"), with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. 333-140433) under the Act (the "registration statement"), including a prospectus, which registration statement incorporates by reference documents which the Company has filed, or will file, in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the "Exchange

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Act"). Amendments to such registration statement, if necessary or appropriate, have been similarly prepared and filed with the Commission in accordance with the Act. Such registration statement, as so amended, has become effective under the Act.

               Except where the context otherwise requires, "Registration Statement," as used herein, means the registration statement, as amended at the time of such registration statement's effectiveness for purposes of Section 11 of the Act, as such section applies to the respective Underwriters (the "Effective Time"), including (i) all documents filed as a part thereof or incorporated or deemed to be incorporated by reference therein, (ii) any information contained or incorporated by reference in a prospectus filed with the Commission pursuant to Rule 424(b) under the Act, to the extent such information is deemed, pursuant to Rule 430A, Rule 430B or Rule 430C under the Act, to be part of the registration statement at the Effective Time, and (iii) any registration statement filed to register the offer and sale of Securities pursuant to Rule 462(b) under the Act.

               The Company has furnished to you, for use by the Underwriters and by dealers in connection with the offering of the Securities, copies of one or more preliminary prospectus supplements relating to the Securities. Except where the context otherwise requires, "Pre-Pricing Prospectus," as used herein, means each such preliminary prospectus supplement, in the form so furnished, including any basic prospectus (whether or not in preliminary form) furnished to you by the Company and attached to or used with such preliminary prospectus supplement. Except where the context otherwise requires, "Basic Prospectus," as used herein, means any such basic prospectus and any basic prospectus furnished to you by the Company and attached to or used with the Prospectus Supplement (as defined below).

               Except where the context otherwise requires, "Prospectus Supplement," as used herein, means the final prospectus supplement, relating to the Securities, filed by the Company with the Commission pursuant to Rule 424(b) under the Act on or before the second business day after the date hereof (or such earlier time as may be required under the Act), in the form furnished by the Company to you for use by the Underwriters and by dealers in connection with the offering of the Securities.

               Except where the context otherwise requires, "Prospectus," as used herein, means the Prospectus Supplement together with the Basic Prospectus attached to or used with the Prospectus Supplement.

               "Permitted Free Writing Prospectuses," as used herein, means the documents listed on Schedule B attached hereto and each "road show" (as defined in Rule 433 under the Act), if any, related to the offering of the Securities contemplated hereby that is a "written communication" (as defined in Rule 405 under the Act). The Underwriters have not offered or sold and will not offer or sell, without the Company's consent, any Securities by means of any "free writing prospectus" (as defined in Rule 405 under the Act) that is required to be filed by the Underwriters with the Commission pursuant to Rule 433 under the Act, other than a Permitted Free Writing Prospectus.

               "Disclosure Package," as used herein, means any Pre-Pricing Prospectus or Basic

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Prospectus, in either case together with any combination of one or more of the
Permitted Free Writing Prospectuses, if any, plus the items listed on Schedule B attached hereto.

               Any reference herein to the registration statement, the Registration Statement, any Basic Prospectus, any Pre-Pricing Prospectus, the Prospectus Supplement, the Prospectus or any Permitted Free Writing Prospectus shall be deemed to refer to and include the documents, if any, incorporated by reference, or deemed to be incorporated by reference, therein (the "Incorporated Documents"), including, unless the context otherwise requires, the documents, if any, filed as exhibits to such Incorporated Documents. Any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, any Basic Prospectus, any Pre-Pricing Prospectus, the Prospectus Supplement, the Prospectus or any Permitted Free Writing Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act on or after the initial effective date of the Registration Statement, or the date of such Basic Prospectus, such Pre-Pricing Prospectus, the Prospectus Supplement, the Prospectus or such Permitted Free Writing Prospectus, as the case may be, and deemed to be incorporated therein by reference.

               As used in this Agreement, "business day" shall mean a day on which the New York Stock Exchange (the "NYSE") is open for trading. The terms "herein," "hereof," "hereto," "hereinafter" and similar terms, as used in this Agreement, shall in each case refer to this Agreement as a whole and not to any particular section, paragraph, sentence or other subdivision of this Agreement. The term "or," as used herein, is not exclusive.

               The Company and the Underwriters agree as follows:

        1. Sale and Purchase. Upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Company agrees to issue and sell, and each of the Forward Sellers, severally and not jointly agrees to sell, to the respective Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase from the Company and each Forward Seller the number of Firm Shares set forth opposite the name of such Underwriter in Schedule A attached hereto, subject to adjustment in accordance with Section 9 hereof, in each case at a purchase price of $14.82 per share. The Company is advised by you that the Underwriters intend (i) to make a public offering of their respective portions of the Firm Shares as soon after the effectiveness of this Agreement as in your judgment is advisable and (ii) initially to offer the Firm Shares upon the terms set forth in the Prospectus. You may from time to time increase or decrease the public offering price after the initial public offering to such extent as you may determine.

               If the Company does not meet all of the conditions to effectiveness set forth in any Forward Agreement on or prior to the Closing Date (defined below), the Forward Seller to which such Forward Agreement relates, in its sole judgment, may choose not to borrow and deliver for sale the Borrowed Shares. In addition, in the event that either Forward Seller is unable to borrow and deliver for sale under this Agreement the number of Borrowed Shares specified in the first paragraph of this Agreement with respect to the Forward Agreement relating to such Forward Seller or if, in the sole reasonable judgment of either Forward Purchaser, either it is impracticable to do so or such Forward Purchaser would incur a weighted average stock loan

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cost of more than a rate equal to 150 basis points per annum to do so, then such
Forward Seller shall only be required to deliver for sale the aggregate number of shares of Common Stock that such Forward Seller is able to so borrow at or below such cost. If the number of Borrowed Shares is reduced pursuant to the preceding sentence of this Section 1, then (i) the number of Borrowed Shares that either Forward Seller is obligated to sell to each of the Underwriters and that each of the Underwriters is severally obligated to purchase from such Forward Seller pursuant to the first paragraph of this Agreement shall be reduced, pro rata, among the Underwriters (based on the number of Firm Shares set forth opposite such Underwriter's name in Schedule A hereto and the aggregate number of Firm Shares to be purchased by all of the Underwriters in Schedule A hereto), and (ii) the number of Initial Shares that the Company is obligated to issue and sell to each of the Underwriters and that each of the Underwriters is severally obligated to purchase from the Company pursuant to the first paragraph of this Agreement shall be correspondingly increased, pro rata, among the Underwriters (based on the number of Firm Shares set forth opposite such Underwriter's name in Schedule A hereto and the aggregate number of Firm Shares to be purchased by all of the Underwriters in Schedule A hereto) by the number of Borrowed Shares reduced pursuant to clause (i) above.

               If, pursuant to the preceding paragraph, either Forward Seller does not borrow and deliver for sale the number of Borrowed Shares specified in the first paragraph of this Agreement, such Forward Seller will use its best efforts to notify the Company no later than one business day (as hereinafter defined) prior to the Closing Date. The Company and the Representatives shall have the right to postpone the Closing Date for a period not exceeding one business day in order to effect any required changes in any documents or arrangements arising out of any reduction in the number of Borrowed Shares delivered by such Forward Seller pursuant to the preceding paragraph. Neither Forward Seller shall have any liability whatsoever to the Company, the Underwriters or any other party for any Borrowed Shares that such Forward Seller, in accordance with the preceding paragraph, does not deliver at the Closing.

               In addition, the Company hereby grants to the several Underwriters the option (the "Over-Allotment Option") to purchase, and upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Underwriters shall have the right to purchase, severally and not jointly, from the Company, ratably in accordance with the number of Firm Shares to be purchased by each of them, all or a portion of the Additional Shares as may be necessary to cover over-allotments made in connection with the offering of the Firm Shares, at the same purchase price per share to be paid by the Underwriters to the Company for the Firm Shares. The Over-Allotment Option may be exercised by UBS Securities LLC ("UBS") and Wachovia Capital Markets, LLC ("Wachovia") on behalf of the several Underwriters at any time and from time to time on or before the thirtieth day following the date of the Prospectus Supplement, by written notice to the Company. Such notice shall set forth the aggregate number of Additional Shares as to which the Over-Allotment Option is being exercised and the date and time when the Additional Shares are to be delivered (any such date and time being herein referred to as an "additional time of purchase"); provided, however, that no additional time of purchase shall be earlier than the "time of purchase" (as defined below) nor earlier than the second business day after the date on which the Over-Allotment Option shall have been exercised nor later than the tenth business day after the date on which the Over-Allotment Option shall have been exercised. The number of Additional Shares to be sold to each Underwriter shall

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be the number which bears the same proportion to the aggregate number of
Additional Shares being purchased as the number of Firm Shares set forth opposite the name of such Underwriter on Schedule A hereto bears to the total number of Firm Shares (subject, in each case, to such adjustment as UBS and Wachovia may determine to eliminate fractional shares), subject to adjustment in accordance with Section 9 hereof. Additional Shares may be purchased by the Underwriters solely to cover over-allotments.

        2. Payment and Delivery. Payment of the purchase price for the Firm Shares shall be made to the Company and each Forward Seller by Federal Funds wire transfer against, in the case of the Initial Shares, delivery of the certificates for the Initial Shares, and in the case of the Borrowed Shares crediting of such shares of Common Stock, to you through the facilities of The Depository Trust Company ("DTC") for the respective accounts of the Underwriters. Such payment and delivery shall be made at 10:00 A.M., New York City time, on February 28, 2007 (unless another time shall be agreed to by you and the Company or unless postponed in accordance with the provisions of Section 9 hereof) ("Closing Date"). The time at which such payment and delivery are to be made is hereinafter sometimes called the "time of purchase." Electronic transfer of the Initial Shares shall be made to you at the time of purchase in such names and in such denominations as you shall specify.

               Payment of the purchase price for the Additional Shares shall be made at the additional time of purchase in the same manner and at the same office as the payment for the Initial Shares. Electronic transfer of the Additional Shares shall be made to you at the additional time of purchase in such names and in such denominations as you shall specify.

               Deliveries of the documents described in Section 7 hereof with respect to the purchase of the Securities shall be made at the offices of Skadden, Arps, Slate, Meagher & Flom LLP at Four Times Square, New York, New York 10036, at 9:00 A.M., New York City time, on the date of the closing of the purchase of the Firm Shares or the Additional Shares, as the case may be.

        3. Representations and Warranties of the Company and the Operating Partnership. The Company and MPT Operating Partnership, L.P., a Delaware limited partnership and wholly owned subsidiary of the Company (the "Operating Partnership"), represent and warrant to and agree with each of the Underwriters, each Forward Seller and each Forward Purchaser that:

               (a) the Registration Statement has heretofore become effective under the Act or, with respect to any registration statement to be filed to register the offer and sale of Securities pursuant to Rule 462(b) under the Act, will be filed with the Commission and become effective under the Act no later than 10:00 P.M., New York City time, on the date of determination of the public offering price for the Securities; no stop order of the Commission preventing or suspending the use of any Basic Prospectus, any Pre-Pricing Prospectus, the Prospectus Supplement, the Prospectus or any Permitted Free Writing Prospectus, or the effectiveness of the Registration Statement, has been issued, and no proceedings for such purpose have been instituted or, to the Company's knowledge, are contemplated by the Commission;

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                (b) the Registration Statement complied when it became
        effective, complies as of the date hereof and, as amended or supplemented, at the time of purchase, each additional time of purchase, if any, and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Securities, will comply, in all material respects, with the requirements of the Act; the conditions to the use of Form S-3 in connection with the offering and sale of the Securities as contemplated hereby have been satisfied; the Registration Statement meets, and the offering and sale of the Securities as contemplated hereby complies with, the requirements of Rule 415 under the Act (including, without limitation, Rule 415(a)(5) under the Act); the Registration Statement did not, as of the Effective Time, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; each Pre-Pricing Prospectus complied, at the time it was filed with the Commission, and complies as of the date hereof, in all material respects with the requirements of the Act; at no time during the period that begins on the earlier of the date of such Pre-Pricing Prospectus and the date such Pre-Pricing Prospectus was filed with the Commission and ends at the time of purchase did or will any Pre-Pricing Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at no time during such period did or will any Pre-Pricing Prospectus, as then amended or supplemented, together with any combination of one or more of the then issued Permitted Free Writing Prospectuses, if any, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; each Basic Prospectus complied or will comply, as of its date and the date it was or will be filed with the Commission, complies as of the date hereof (if filed with the Commission on or prior to the date hereof) and, at the time of purchase, each additional time of purchase, if any, and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Securities, will comply, in all material respects, with the requirements of the Act; at no time during the period that begins on the earlier of the date of such Basic Prospectus and the date such Basic Prospectus was filed with the Commission and ends at the time of purchase did or will any Basic Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at no time during such period did or will any Basic Prospectus, as then amended or supplemented, together with any combination of one or more of the then issued Permitted Free Writing Prospectuses, if any, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; each of the Prospectus Supplement and the Prospectus will comply, as of the date that it is filed with the Commission, the date of the Prospectus Supplement, the time of purchase, each additional time of purchase, if any, and at all times during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172


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        under the Act or any similar rule) in connection with any sale of
        Securities, in all material respects, with the requirements of the Act (in the case of the Prospectus, including, without limitation, Section 10(a) of the Act); at no time during the period that begins on the earlier of the date of the Prospectus Supplement and the date the Prospectus Supplement is filed with the Commission and ends at the later of the time of purchase, the latest additional time of purchase, if any, and the end of the period during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Securities did or will any Prospectus Supplement or the Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; at no time during the period that begins on the date of such Permitted Free Writing Prospectus and ends at the time of purchase did or will any Permitted Free Writing Prospectus include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty in this
        Section 3(b) with respect to any statement contained in the Registration Statement, any Pre-Pricing Prospectus, the Prospectus or any Permitted Free Writing Prospectus in reliance upon and in conformity with information concerning an Underwriter and furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in the Registration Statement, such Pre-Pricing Prospectus, the Prospectus or such Permitted Free Writing Prospectus; each Incorporated Document, at the time such document was filed or will be filed with the Commission or at the time such document became or becomes effective, as applicable, complied or will comply, in all material respects, with the requirements of the Exchange Act and did not or will not, when taken together with all other Incorporated Documents, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

               (c) prior to the execution of this Agreement, the Company has not, directly or indirectly, offered or sold any Securities by means of any "prospectus" (within the meaning of the Act) or used any "prospectus" (within the meaning of the Act) in connection with the offer or sale of the Securities, in each case other than the Pre-Pricing Prospectuses and the Permitted Free Writing Prospectuses, if any; the Company has not, directly or indirectly, prepared, used or referred to any Permitted Free Writing Prospectus except in compliance with Rules 164 and 433 under the Act; assuming that such Permitted Free Writing Prospectus is accompanied or preceded by the most recent Pre-Pricing Prospectus or the Prospectus, as the case may be, and that such Permitted Free Writing Prospectus is so sent or given after the Registration Statement was filed with the Commission (and after such Permitted Free Writing Prospectus was, if required pursuant to Rule 433(d) under the Act, filed with the Commission), the sending or giving, by any Underwriter, of any Permitted Free Writing Prospectus will satisfy the provisions of Rule 164 and Rule 433 (without reliance on subsections (b), (c) and (d) of Rule 164); the Pre-Pricing Prospectus dated February 15, 2007 is a prospectus that, other than by reason of Rule 433 or Rule 431 under the Act, satisfies the requirements of
        Section 10 of the Act,

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        including a price range where required by rule; neither the Company nor the Underwriters are disqualified, by reason of subsection (f) or (g) of Rule 164 under the Act, from using, in connection with the offer and sale of the Securities, "free writing prospectuses" (as defined in Rule 405 under the Act) pursuant to Rules 164 and 433 under the Act; the Company is not an "ineligible issuer" (as defined in Rule 405 under the Act) as of the eligibility determination date for purposes of Rules 164 and 433 under the Act with respect to the offering of the Securities contemplated by the Registration Statement; the parties hereto agree and understand that the content of any and all "road shows" (as defined in Rule 433 under the Act) related to the offering of the Securities contemplated hereby is solely the property of the Company;

               (d) as of the date of this Agreement, the Company has an authorized capitalization as set forth in the sections of the Registration Statement, the Pre-Pricing Prospectuses and the Prospectus entitled "Capitalization" and "Description of capital stock" (and any similar sections or information, if any, contained in any Permitted Free Writing Prospectus), and, as of the time of purchase and any additional time of purchase, as the case may be, the Company shall have an authorized capitalization as set forth in the sections of the Registration Statement, the Pre-Pricing Prospectuses and the Prospectus entitled "Capitalization" and "Description of capital stock" (and any similar sections or information, if any, contained in any Permitted Free Writing Prospectus) (subject, in each case, to the issuance of shares of Common Stock upon exercise of stock options and warrants disclosed as outstanding in the Registration Statement (excluding the exhibits thereto), each Pre-Pricing Prospectus and the Prospectus and the grant of options under existing stock option plans described in the Registration Statement (excluding the exhibits thereto), each Pre-Pricing Prospectus and the Prospectus); all of the issued and outstanding shares of capital stock, including the Common Stock, of the Company have been duly authorized and validly issued and are fully paid and non-assessable, have been issued in compliance with all applicable securities laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right; application has been, or will be, made to list the Securities on the New York Stock Exchange (the "NYSE"), and as of the time of purchase, the Securities shall be duly listed, and admitted and authorized for trading, subject to official notice of issuance;

               (e) the Company has been duly incorporated and is validly existing as a corporation under the laws of the State of Maryland and is in good standing with the State Department of Assessments and Taxation of Maryland, with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, to execute and deliver this Agreement and each Forward Agreement and to issue, sell and deliver the Securities as contemplated herein and in each Forward Agreement;

               (f) the Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, reasonably be

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        expected to have a material adverse effect on the business, properties, financial condition, results of operations or prospects of the Company and the Subsidiaries (as defined below) taken as a whole, or prevent or materially interfere with consummation of the transactions contemplated hereby (a "Material Adverse Effect");

               (g) the Company has no subsidiaries (as defined under the Act) other than MPT of Victoria, LLC ; MPT of Victoria, LP; MPT of Luling, LLC; MPT of Luling, LP; MPT of Warm Springs, LLC; MPT of Warm Springs, LP; MPT of Huntington Beach, LLC; MPT of Huntington Beach, LP; MPT of West Anaheim, LLC; MPT of West Anaheim, LP; MPT of La Palma, LLC; MPT of La Palma, LP; Medical Properties Trust, LLC; MPT Operating Partnership, L.P.; MPT Development Services, Inc.; MPT of California, LLC; 92 Brick Road, LLC; 1300 Campbell Lane, LLC; 4499 Acushnet Avenue, LLC; 7173 North Sharon Avenue, LLC; 8451 Pearl Street, LLC; San Joaquin Health Care Associates; Limited Partnership, MPT of Victorville, LLC; MPT of Bucks County, LLC; MPT of Bucks County, L.P.; MPT of Bloomington, LLC; MPT West Houston Hospital, LLC; MPT West Houston Hospital, LP; MPT West Houston MOB, LLC; MPT West Houston MOB, LP; MPT of North Cypress, LLC; MPT of Covington, LLC; MPT of Denham Springs, LLC; MPT Finance Company, LLC; MPT of North Cypress, L.P.; MPT of Redding, LLC; MPT of Chino, LLC; MPT of Odessa Hospital, LLC; MPT of Odessa Hospital, L.P.; MPT of Sherman Oaks, LLC; MPT of Dallas LTACH, LLC; MPT of Dallas LTACH, L.P.; MPT of Centinela, LLC; MPT of Centinela, L.P.; MPT of Montclair, LLC; MPT of Montclair, L.P.; MPT of Portland, LLC (collectively, the "Subsidiaries"); the Company owns, directly or indirectly, all of the issued and outstanding capital stock or other ownership interest of each of the Subsidiaries, other than MPT West Houston MOB, LP of which the Company owns, directly or indirectly, a majority of the limited partnership units; other than the capital stock or other ownership interest of the Subsidiaries, the Company does not own, directly or indirectly, any shares of stock or any other equity interests or long-term debt securities of any corporation, firm, partnership, joint venture, association or other entity; complete and correct copies of the charters and the bylaws of the Company and each Subsidiary and all amendments thereto have been delivered to you, and no changes therein will be made on or after the date hereof through and including the time of purchase or, if later, any additional time of purchase; each Subsidiary has been duly formed and is validly existing as a corporation, limited liability company or limited partnership in good standing under the laws of the jurisdiction of its incorporation or organization, with full corporate or other power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any; each Subsidiary is duly qualified to do business as a foreign corporation or limited partnership and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a Material Adverse Effect; all of the outstanding shares of capital stock or other ownership interests of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable, have been issued in compliance with all applicable securities laws, were not issued in violation of any preemptive right, resale right, right of first refusal or similar right and are owned, directly or indirectly, by the Company subject to no security interest, other encumbrance or adverse claims, except where such security interests, other encumbrances or adverse claims would not materially affect or interfere in any material respect with the Company's ability to exercise control over each of its Subsidiaries; and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in the Subsidiaries are outstanding;

               (h) the Company Shares have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable and free of statutory and contractual preemptive rights, resale rights, rights of first refusal and similar rights; the Company Shares, when issued and delivered against payment therefor as provided herein, will be free of any restriction upon the voting or transfer thereof (other than as described in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses) pursuant to the Company's charter or bylaws or any agreement or other instrument to which the Company is a party; the shares of Common Stock to be purchased by the Forward Purchaser from the Company, if any, pursuant to each Forward Agreement, whether due to physical settlement or as a result of acceleration of the Forward Agreement in accordance with its terms, have been duly authorized by the Company and reserved for issuance and, when issued and delivered by the Company to such Forward Purchaser pursuant to such Forward Agreement against payment therefor as provided herein, will be duly and validly issued, fully paid and nonassessable and will be free of any restriction upon the voting or transfer thereof (other than as described in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses) pursuant to the Company's charter or bylaws or any agreement or other instrument to which the Company is a party;

               (i) the capital stock of the Company, including the Securities, conforms in all material respects to each description thereof, if any, contained or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any; and the certificates for the Securities are in due and proper form;

               (j) this Agreement has been duly authorized, executed and delivered by the Company and the Operating Partnership;

               (k) each of the Forward Agreements has been duly authorized, executed and delivered by the Company and, upon execution and delivery by the respective Forward Purchaser, will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms;

               (l) neither the Company nor any of the Subsidiaries is in breach or violation of or in default under (nor has any event occurred which, with notice, lapse of time or both, would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (A) its respective charter or bylaws, or other organizational documents, or (B) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which it is a party or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected, or (C) any federal, state, local or foreign law, regulation or rule, or (D) any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the NYSE), or (E) any decree, judgment or order applicable to the Company or any of the Subsidiaries or any of their respective properties; except with respect to clauses (B) through
        (E) only for any such breach or violation or default that would not reasonably be expected to have a Material Adverse Effect;

               (m) the execution, delivery and performance of this Agreement and each Forward Agreement, the issuance and sale of the Securities and the shares of Common Stock upon physical settlement or as a result of acceleration of either Forward Agreement, the consummation of the transactions contemplated hereby will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which, with notice, lapse of time or both, would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (or result in the creation or imposition of a lien, charge or encumbrance on any property or assets of the Company or any Subsidiary pursuant to) (A) the charter or bylaws, or other organizational document, of the Company or any of the Subsidiaries or
        (B) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected, or (C) any federal, state, local or foreign law, regulation or rule, or (D) any rule or regulation of any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the NYSE), or (E) any decree, judgment or order applicable to the Company or any of the Subsidiaries or any of their respective properties; except with respect to clauses (B) through (E) only for any such breach or violation or default that would not reasonably be expected to have a Material Adverse Effect;

               (n) no approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or of or with any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the NYSE), or approval of the stockholders of the Company, is required in connection with the issuance and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement or either Forward Agreement, other than (i) registration of the Securities under the Act, which has been effected (or, with respect to any registration statement to be filed hereunder pursuant to Rule 462(b) under the Act, will be effected in accordance herewith), (ii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Securities are being offered by the Underwriters or (iii) those that have been obtained or will be obtained or completed by the time of purchase; and (iv) those the absence of which would not reasonably be expected to have a Material Adverse Effect;

               (o) except as described in the Registration Statement (excluding the exhibits thereto), each Pre-Pricing Prospectus and the Prospectus,
        (i) no person has the right, contractual or otherwise, to cause the Company to issue or sell to it any shares of Common Stock or shares of any other capital stock or other equity interests of the Company, except such rights that have been granted pursuant to the Company's equity incentive plan, (ii) no person has any preemptive rights, resale rights, rights of first refusal or other rights to purchase any shares of Common Stock or shares of any other capital stock of or other equity interests in the Company and (iii) no person has the right to act as an underwriter or as a financial advisor to the Company in connection with the offer and sale of the Securities; no person has the right, contractual or otherwise, to cause the Company to register under the Act any shares of Common Stock or shares of any other capital stock of or other equity interests in the Company, or to include any such shares or interests in the Registration Statement or the offering contemplated thereby;

               (p) except as disclosed in the Registration Statement, there are no actions, suits, claims, investigations or proceedings pending or, to the Company's or the Operating Partnership's knowledge, threatened or contemplated to which the Company or any of the Subsidiaries or any of their respective directors or officers is or would be a party or of which any of their respective properties is or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or before or by any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the NYSE), except any such action, suit, claim, investigation or proceeding which, if resolved adversely to the Company or any Subsidiary, would not, individually or in the aggregate, have a Material Adverse Effect or prevent or materially interfere with consummation of the transactions contemplated hereby;

               (q) KPMG LLP, whose report on the consolidated financial statements of the Company and the Subsidiaries is included or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectuses and the Prospectus, are independent registered public accountants as required by the Act and by the rules of the Public Company Accounting Oversight Board;

               (r) Parente Randolph, LLC, whose report on the consolidated financial statements of Vibra Healthcare, LLC and its subsidiaries, is included or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectuses and the Prospectus, are independent registered public accountants as required by the Act and by the rules of the Public Company Accounting Oversight Board;

               (s) the financial statements included or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted

        Free Writing Prospectuses, if any, together with the related notes and schedules, present fairly the consolidated financial position of the Company and the Subsidiaries as of the dates indicated and the consolidated results of operations, cash flows and changes in stockholders' equity of the Company for the periods specified and have been prepared in compliance with the requirements of the Act and Exchange Act and in conformity with U.S. generally accepted accounting principles applied on a consistent basis during the periods involved; the other financial and statistical data contained or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, are accurately and fairly presented and prepared on a basis consistent with the financial statements and books and records of the Company; there are no financial statements (historical or pro forma) that are required to be included or incorporated by reference in the Registration Statement, any Pre-Pricing Prospectus or the Prospectus that are not included or incorporated by reference as required other than the financial statements included as an exhibit to the Company's current report on Form 8-K filed with the SEC on March 17, 2006; the Company and the Subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not described in the Registration Statement (excluding the exhibits thereto), each Pre-Pricing Prospectus and the Prospectus; and all disclosures contained or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, regarding "non-GAAP financial measures" (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Act, to the extent applicable;

               (t) subsequent to the respective dates as of which information is given in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, in each case excluding any amendments or supplements to the foregoing made after the execution of this Agreement, there has not been (i) any material adverse change, or any development involving a prospective material adverse change, in the business, properties, management, financial condition or results of operations of the Company and the Subsidiaries taken as a whole, (ii) any transaction which is material to the Company and the Subsidiaries taken as a whole, (iii) any obligation or liability, direct or contingent (including any off-balance sheet obligations), incurred by the Company or any Subsidiary, which is material to the Company and the Subsidiaries taken as a whole, (iv) any material change in the capital stock or outstanding indebtedness of the Company or any Subsidiaries or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any Subsidiary;

               (u) the Company has obtained for the benefit of the Underwriters the agreement (a "Lock-Up Agreement"), in the form set forth as Exhibit A hereto, of certain of its directors and "officers" (within the meaning of Rule 16a-1(f) under the Exchange Act);

               (v) neither the Company nor any Subsidiary is, and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof, none of them will be, an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

               (w) except as would not reasonably be excepted to have a Material Adverse Effect, (A) each of the Company and the Subsidiaries own, or have obtained valid and enforceable licenses for, or other rights to use, the inventions, patent applications, patents, trademarks (both registered and unregistered), tradenames, service names, copyrights, trade secrets and other proprietary information described in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, as being owned or licensed by them or which are necessary for the conduct of, or material to, their respective businesses as currently conducted (collectively, "Intellectual Property"), and (B) the Company is not aware of any claim to the contrary or any challenge by any other person to the rights of the Company or any of the Subsidiaries with respect to the Intellectual Property;

               (x) to the knowledge of the Company and the Operating Partnership, neither the Company nor any of the Subsidiaries has infringed or is infringing the intellectual property of a third party, and neither the Company nor any Subsidiary has received notice of a claim by a third party to the contrary, except for any such notice that would not reasonably be expected to have a Material Adverse Effect;

               (y) except for matters which would not, individually or in the aggregate, have a Material Adverse Effect, (i) there is (A) no unfair labor practice complaint pending or, to the Company's knowledge, threatened against the Company or any of the Subsidiaries before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending or, to the Company's knowledge, threatened, (B) no strike, labor dispute, slowdown or stoppage pending or, to the Company's knowledge, threatened against the Company or any of the Subsidiaries and (C) no union representation dispute currently existing concerning the employees of the Company or any of the Subsidiaries, (ii) to the Company's knowledge, no union organizing activities are currently taking place concerning the employees of the Company or any of the Subsidiaries and
        (iii) there has been no violation of any federal, state, local or foreign law relating to discrimination in the hiring, promotion or pay of employees, any applicable wage or hour laws or any provision of the Employee Retirement Income Security Act of 1974 ("ERISA") or the rules and regulations promulgated thereunder concerning the employees of the Company or any of the Subsidiaries;

               (z) the Company and the Subsidiaries and their respective properties, assets and operations, and to the knowledge of the Company each tenant of the Properties, are in compliance with, and the Company and each of the Subsidiaries, and to the knowledge of the Company each tenant of the Properties, hold all permits, authorizations and approvals required under Environmental Laws (as defined below), except to the extent that failure to so comply or to hold such permits, authorizations or approvals would not, individually or in the aggregate, have a Material Adverse Effect; there are no past, present conditions, circumstances, activities, practices, actions or omissions that could reasonably be expected to give rise to any material costs or liabilities to the Company or any Subsidiary under, or to interfere with or prevent compliance by the Company or any Subsidiary with, Environmental Laws; except as would not, individually or in the aggregate, have a Material Adverse Effect, neither the Company nor any of the Subsidiaries (i) is the subject of any investigation, (ii) has received any notice or claim,
        (iii) is a party to or affected by any pending or, to the Company's knowledge, threatened action, suit or proceeding, (iv) is bound by any judgment, decree or order or (v) has entered into any agreement, in each case relating to any alleged violation of any Environmental Law or any actual or alleged release or threatened release or cleanup at any location of any Hazardous Materials (as defined below) (as used herein, "Environmental Law" means any federal, state, local or foreign law, statute, ordinance, rule, regulation, order, decree, judgment, injunction, permit, license, authorization or other binding requirement, or common law, relating to health, safety or the protection, cleanup or restoration of the environment or natural resources, including those relating to the distribution, processing, generation, treatment, storage, disposal, transportation, other handling or release or threatened release of Hazardous Materials, and "Hazardous Materials" means any material (including, without limitation, pollutants, contaminants, hazardous or toxic substances or wastes) that is regulated by or may give rise to liability under any Environmental Law);

               (aa) to the knowledge of the Company and the Operating Partnership, there are no costs or liabilities associated with any Environmental Law (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with any Environmental Law or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect;

               (bb) to the knowledge of the Company and the Operating Partnership, none of the entities which prepared appraisals of the Properties, nor the entities which prepared Phase I or other environmental assessments with respect to the Properties, was employed for such purpose on a contingent basis or has any substantial interest in the Company or any of the Subsidiaries, and none of their directors, officers or employees is connected with the Company or any of the Subsidiaries as a promoter, selling agent, officer, director or employee;

               (cc) each of the Company and the Subsidiaries have timely filed all material tax returns required to be filed through the date hereof or have properly requested extensions thereof, and all material taxes and other assessments of a similar nature (whether imposed directly or through withholding) including any interest, additions to tax or penalties applicable thereto due or claimed to be due from such entities have been timely paid, other than those being contested in good faith and for which adequate reserves have been provided;

               (dd) the Company and each of the Subsidiaries maintain or arrange for insurance covering their respective properties, operations, personnel and businesses as the

        Company reasonably deems adequate; such insurance insures against such losses and risks to an extent which is adequate in accordance with customary industry practice to protect the Company and the Subsidiaries and their respective businesses; all such insurance is fully in force on the date hereof;

               (ee) neither the Company nor any Subsidiary has sent or received any communication regarding termination of, or intent not to renew, any of the material contracts or agreements referred to or described in any Pre-Pricing Prospectus, the Prospectus or any Permitted Free Writing Prospectus, or referred to or described in, or filed as an exhibit to, the Registration Statement or any Incorporated Document, and no such termination or non-renewal has been threatened by the Company or any Subsidiary or, to the Company's knowledge, any other party to any such contract or agreement;

               (ff) the Company and each of the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

               (gg) the Company has established and maintains and evaluates "disclosure controls and procedures" (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act) and "internal control over financial reporting" (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company's Chief Executive Officer and its Chief Financial Officer by others within those entities, and such disclosure controls and procedures are effective to perform the functions for which they were established; the Company's independent auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (i) all significant deficiencies, if any, in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data; and (ii) all fraud, if any, whether or not material, that involves management or other employees who have a role in the Company's internal controls; all material weaknesses, if any, in internal controls have been identified to the Company's independent auditors; since the date of the most recent evaluation of such disclosure controls and, procedures and internal controls, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses; the principal executive officers (or their equivalents) and principal financial officers (or their equivalents) of the Company have made all certifications required by the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") and any related rules and regulations promulgated by the Commission, and the statements contained in each such certification are complete and correct; the Company, the Subsidiaries and the Company's directors and officers are each in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act and the rules and regulations of the Commission and the NYSE promulgated thereunder;

               (hh) each "forward-looking statement" (within the meaning of Section 27A of the Act or Section 21E of the Exchange Act) contained or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, has been made or reaffirmed with a reasonable basis and in good faith;

               (ii) all statistical or market-related data included or incorporated by reference in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, are based on or derived from sources that the Company believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required;

               (jj) neither the Company nor any of the Subsidiaries nor, to the knowledge of the Company or the Operating Partnership, any employee or agent of the Company or any Subsidiary has made any payment of funds of the Company or any Subsidiary or received or retained any funds in violation of any law, rule or regulation (including, without limitation, the Foreign Corrupt Practices Act of 1977), which payment, receipt or retention of funds is of a character required to be disclosed in the Registration Statement, any Pre-Pricing Prospectus or the Prospectus;

               (kk) no Subsidiary is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary's capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary's property or assets to the Company or any other Subsidiary of the Company, except as described in the Registration Statement (excluding the exhibits thereto), each Pre-Pricing Prospectus and the Prospectus;

               (ll) the issuance and sale of the Securities as contemplated hereby will not cause any holder of any shares of capital stock, securities convertible into or exchangeable or exercisable for capital stock or options, warrants or other rights to purchase capital stock or any other securities of the Company to have any right to acquire any shares of preferred stock of the Company;

               (mm) the Company has not received any notice from the NYSE regarding the delisting of the Common Stock from the NYSE;

               (nn) except pursuant to this Agreement, neither the Company nor any of the Subsidiaries has incurred any liability for any finder's or broker's fee or agent's commission in connection with the execution and delivery of this Agreement, the Forward Agreements or the consummation of the transactions contemplated hereby or by the Registration Statement;

               (oo) neither the Company nor any of the Subsidiaries nor any of their respective directors, officers, affiliates or controlling persons has taken, directly or indirectly, any action designed, or which has constituted or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities;

               (pp) to the knowledge of the Company and the Operating Partnership and except as previously disclosed in property condition reports provided to the Underwriters or their legal counsel, all real property owned or leased by the Company or any Subsidiary, whether owned in fee simple or through a joint venture or other partnership (each, a "Property" and collectively the "Properties"), is free of any material structural defects and all building systems contained therein are in good working order in all material respects, subject to ordinary wear and tear or, in each instance, the Company or any Subsidiary, as the case may be, has created or caused to be created an adequate reserve or capital budget to effect reasonably required repairs, maintenance and capital expenditures; water, storm water, sanitary sewer, electricity and telephone service are all available at the property lines of such property over duly dedicated streets or perpetual easements of record benefiting such property; the Company or the Operating Partnership has not received any notice of any pending or threatened special assessment, tax reduction proceeding or other action that could reasonably be expected to have a Material Adverse Effect;

               (qq) each of the Company and the Subsidiaries and to the knowledge of the Company and the Operating Partnership, each tenant or proposed tenant of the Properties has all necessary licenses, permits, authorizations, consents and approvals, possess valid and current certificates, has made all necessary filings required under any federal, state or local law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons, required in order to conduct their respective businesses and own their respective properties and other assets as described in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, except to the extent that any failure to have any such licenses, permits, authorizations, consents or approvals, to make any such filings or to obtain any such authorizations, consents or approvals, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect; except as disclosed in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, neither the Company nor any of the Subsidiaries and to the best knowledge of the Company and the Operating Partnership, each tenant or proposed tenant of the Properties is required by any applicable law to obtain accreditation or certification from any governmental agency or authority in order to conduct the business and own the properties and other assets which it currently provides or owns or which it proposes to provide or own as described in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, except such accreditations and certifications described in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, all of which have been obtained; neither the Company nor any of the Subsidiaries and to the best knowledge of the Company and the Operating Partnership, each tenant or proposed tenant of the Properties is in violation of, or in default under, or has received any written notice regarding a possible violation, default or revocation of any such certificate, license, permit, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of the Subsidiaries the effect of which, individually or in the aggregate, would result in a Material Adverse Effect;

               (rr) the Company and the Subsidiaries have good and marketable title in fee simple to all real property, and good title to all personal property, owned by them, in each case free and clear of all liens, claims, security interests, pledges, charges, encumbrances, encroachments, restrictions, mortgages and other defects, except such as are disclosed in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, or listed as an exception to any owner's or leasehold title insurance policy with respect to such real property and personal property made available by the Company to the Underwriters or their counsel or such as do not materially and adversely affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company and the Subsidiaries; any real property, improvements, equipment and personal property held under lease by the Company or any Subsidiary are held under valid, existing and enforceable leases, with such exceptions as are disclosed in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, or are not material and do not interfere with the use made or proposed to be made of such real property, improvements, equipment or personal property by the Company or such Subsidiary; the Company or a Subsidiary has obtained an owner's or leasehold title insurance policy, from a title insurance company licensed to issue such policy, on any real property owned in fee or leased, as the case may be, by the Company or any Subsidiary, that insures the Company's or the Subsidiary's fee or leasehold interest, as the case may be, in such real property, or a lender's title insurance policy insuring the lien of its mortgage securing the real property with coverage equal to the maximum aggregate principal amount of any indebtedness held by the Company or a Subsidiary and secured by the real property;

               (ss) each of the properties listed in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, as a property with respect to which the Company or one of its Subsidiaries has a leasehold interest is the subject of a lease that has been duly and validly authorized, executed and delivered by or on behalf of the Company or a Subsidiary, and to the knowledge of the Company, by each of the other parties thereto and each such lease constitutes a valid and binding agreement of the parties thereto, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by general principles of equity;

               (tt) there are no real property interests or loans in respect of real property that any of the Company and the Subsidiaries directly or indirectly intends to acquire, lease, originate or underwrite or any contracts, letters of intent, term sheets, agreements, arrangements or understandings with respect to the direct or indirect acquisition, disposition, origination or underwriting by the Company or the Subsidiaries of interests in real property or loans in respect of real property that are required to be described in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, and are not so described;

               (uu) to the knowledge of the Company and the Operating Partnership, each of the Properties complies with all applicable zoning laws, ordinances, regulations and deed restrictions or other covenants in all material respects or, if and to the extent there is a failure to comply, such failure does not materially impair the value of any of the Properties and will not result in a forfeiture or reversion of title; to the knowledge of the Company and the Operating Partnership, there is no pending or threatened condemnation, zoning change or other similar proceeding or action that will in any material respect affect the size or use of, improvements on, or construction on or access to the Properties, except such zoning changes, proceedings or actions that individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect; to the knowledge of the Company and the Operating Partnership, no lessee of any portion of any of the Properties is in default under any of the leases governing such properties and there is no event which, but for the passage of time or the giving of notice or both would constitute a default under any of such leases, except such defaults that would not reasonably be expected to have a Material Adverse Effect; and except as disclosed in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, no tenant under any lease pursuant to which any of the Subsidiaries leases the Properties has an option or right of first refusal to purchase the premises leased thereunder or the building of which such premises are a part, except as such options or rights of first refusal which, if exercised, would not reasonably be expected to have a Material Adverse Effect;

               (vv) the mortgages and deeds of trust encumbering the real property owned by the Company and its Subsidiaries are not convertible nor will the Company hold a participating interest therein and such mortgages and deeds of trust are not cross-defaulted or cross-collateralized to any property not to be owned directly or indirectly by the Company or the Subsidiaries;

               (ww) the Company has qualified to be taxed as a real estate investment trust pursuant to Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the "Code") for all taxable years ended on or prior to December 31, 2005, and its current and proposed method of operation as described in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, will enable the Guarantor to continue to meet the requirements for qualification and taxation as a real estate investment trust under the Code for its taxable years ending December 31, 2006 and 2007 and thereafter; all statements in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, regarding the Company's qualification and taxation as a real estate investment trust are correct in all material respects; the Company presently intends to continue to qualify as a real estate investment trust under the Code this year and for all subsequent years, and the Company does not know of any event that would cause or is likely to cause the Company to fail to qualify as a real estate investment trust under the Code for the taxable years ending December 31, 2006 and 2007 or anytime thereafter;

               (xx) the Operating Partnership is and has been at all times classified as a partnership or disregarded entity, and not as an association or partnership taxable as a corporation, for federal income tax purposes; and

               (yy) the Company was at all times from its formation on August 27, 2003 through April 6, 2004 an S corporation within the meaning of
        Section 1361(a)(1) of the Code.

               In addition, any certificate signed by any officer of the Company or any of the Subsidiaries and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Securities shall be deemed to be a representation and warranty by the Company and the Operating Partnership, as to matters covered thereby, to each Underwriter, each Forward Seller and each Forward Purchaser.

        4. Representations and Warranties of the Forward Sellers. Each Forward Seller, severally and not jointly, represents and warrants to each Underwriter that:

               (a) this Agreement has been duly authorized, executed and delivered by such Forward Seller and, at the Closing Date, such Forward Seller will have the full right, power and authority to sell, transfer and deliver the Borrowed Shares;

               (b) such Forward Seller will, at the Closing Date, have the free and unqualified right to transfer the Borrowed Shares to be sold by such Forward Seller hereunder, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind; and upon delivery of the Borrowed Shares and payment of the purchase price therefor as herein contemplated and assuming such Underwriter has no notice of any adverse claim, each of the Underwriters will have the free and unqualified right to transfer the Borrowed Shares purchased by it from the Forward Seller, free and clear of any security interest, mortgage, pledge, lien, charge, claim, equity or encumbrance of any kind.

        5. Certain Covenants of the Company and the Operating Partnership. The Company and the Operating Partnership hereby agree:

               (a) to furnish such information as may be required and otherwise to cooperate in qualifying the Securities for offering and sale under the securities or blue sky laws of such states or other jurisdictions as you may designate and to maintain such qualifications in effect so long as you may request for the distribution of the Securities; provided, however, that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such jurisdiction (except service of process with respect to the offering and sale of the Securities); and to promptly advise you of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for offer or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; provided further, any issuance of Common Stock upon physical settlement of the Forward Agreements shall not in and of itself be the basis for any request under this subsection (a);

               (b) to make available to the Underwriters in New York City, as soon as practicable after this Agreement becomes effective, and thereafter from time to time to furnish to the Underwriters, as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement), and any documents incorporated by reference therein, as the Underwriters may request for the purposes contemplated by the Act; in case any Underwriter is required to deliver (whether physically or through compliance with Rule 172 under the Act or any similar rule), in connection with the sale of the Securities, a prospectus after the nine-month period referred to in Section 10(a)(3) of the Act, or after the time a post-effective amendment to the Registration Statement is required pursuant to Item 512(a) of Regulation S-K under the Act, the Company will prepare, at its expense, promptly upon request such amendment or amendments to the Registration Statement and the Prospectus as may be necessary to permit compliance with the requirements of
        Section 10(a)(3) of the Act or Item 512(a) of Regulation S-K under the Act, as the case may be;

               (c) if, at the time this Agreement is executed and delivered, it is necessary or appropriate for a post-effective amendment to the Registration Statement, or a Registration Statement under Rule 462(b) under the Act, to be filed with the Commission and become effective before the Shares may be sold, the Company will use its best efforts to cause such post-effective amendment or such Registration Statement to be filed and become effective, and will pay any applicable fees in accordance with the Act, as soon as possible; and the Company will advise you promptly and, if requested by you, will confirm such advice in writing, (i) when such post-effective amendment or such Registration Statement has become effective, and (ii) if Rule 430A under the Act is used, when the Prospectus is filed with the Commission pursuant to Rule 424(b) under the Act (which the Company agrees to file in a timely manner in accordance with such Rules);

               (d) if, at any time during the period when a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Securities, the Registration Statement shall cease to comply with the requirements of the Act with respect to eligibility for the use of the form on which the Registration Statement was filed with the Commission, to (i) promptly notify you, (ii) promptly file with the Commission a new registration statement under the Act, relating to the Securities, or a post-effective amendment to the Registration Statement, which new registration statement or post-effective amendment shall comply with the requirements of the Act and shall be in a form satisfactory to you, (iii) use its best efforts to cause such new registration statement or post-effective amendment to become effective under the Act as soon as practicable, (iv) promptly notify you of such effectiveness and (v) take all other action necessary or appropriate to permit the public offering and sale of the Securities to continue as contemplated in the Prospectus; all references herein to the Registration Statement shall be deemed to include each such new registration statement or post-effective amendment, if any;

               (e) to advise you promptly, confirming such advice in writing, at any time during the period when a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Securities, of any request by the Commission for amendments or supplements to the Registration Statement, any Pre-Pricing Prospectus, the Prospectus or any Permitted Free Writing Prospectus or for additional information with respect thereto, or of notice of institution of proceedings for, or the entry of a stop order, suspending the effectiveness of the Registration Statement and, if the Commission should enter a stop order suspending the effectiveness of the Registration Statement, to use its best efforts to obtain the lifting or removal of such order as soon as possible; to advise you promptly of any proposal to amend or supplement the Registration Statement, any Pre-Pricing Prospectus or the Prospectus, and to provide you and Underwriters' counsel copies of any such documents for review and comment a reasonable amount of time prior to any proposed filing and to file no such amendment or supplement to which you shall object in writing;

               (f) subject to Section 5(e) hereof, to file promptly all reports and documents and any preliminary or definitive proxy or information statement required to be filed by the Company with the Commission in order to comply with the Exchange Act for so long as a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Securities; and to provide you, for your review and comment, with a copy of such reports and statements and other documents to be filed by the Company pursuant to Section 13, 14 or 15(d) of the Exchange Act during such period a reasonable amount of time prior to any proposed filing, and to file no such report, statement or document to which you shall have objected in writing; and to promptly notify you of such filing;

               (g) to advise the Underwriters promptly of the happening of any event within the period during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Securities, which event could require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, and to advise the Underwriters promptly if, during such period, it shall become necessary to amend or supplement the Prospectus to cause the Prospectus to comply with the requirements of the Act, and, in each case, during such time, subject to Section 5(e) hereof, to prepare and furnish, at the Company's expense, to the Underwriters promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change or to effect such compliance;

               (h) to make generally available to its security holders, and to deliver to you, an earnings statement of the Company (which will satisfy the provisions of Section 11(a) of the Act) covering a period of twelve months beginning after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act) as soon as is reasonably practicable after the termination of such twelve-month period but in any case not later than [insert due date of last 10-K or 10-Q that would qualify under Rule 158 as an earnings statement covering 12 months after effectiveness;

               (i) to furnish to you copies of the Registration Statement, as initially filed with the Commission, and of all amendments thereto (including all exhibits thereto and documents incorporated by reference therein) and sufficient copies of the foregoing (other than exhibits) for distribution of a copy to each of the other Underwriters, in each case only to the extent such documents are not publicly available on the Commission's EDGAR database;

               (j) to furnish to you as early as practicable prior to the time of purchase and any additional time of purchase, as the case may be, but not later than two business days prior thereto, a copy of the latest available unaudited interim and monthly consolidated financial statements, if any, of the Company and the Subsidiaries which have been read by the Company's independent registered public accountants, as stated in their letter to be furnished pursuant to Section 7(c) hereof;

               (k) to apply the net proceeds from the sale of the Securities in the manner set forth under the caption "Use of proceeds" in the Prospectus Supplement;

               (l) to pay all costs, expenses, fees and taxes in connection with
        (i) the preparation and filing of the Registration Statement, each Basic Prospectus, each Pre-Pricing Prospectus, the Prospectus Supplement, the Prospectus, each Permitted Free Writing Prospectus and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the registration, issue, sale and delivery of the Securities including any stock or transfer taxes and stamp or similar duties payable upon the sale, issuance or delivery of the Securities to the Underwriters, (iii) the producing, word processing and/or printing of this Agreement, and any closing documents (including compilations thereof), the Forward Agreements and the reproduction and/or printing and furnishing of copies of each thereof to the Underwriters and (except closing documents) to dealers (including costs of mailing and shipment),
        (iv) the qualification of the Securities for offering and sale under state or foreign laws and the determination of their eligibility for investment under state or foreign law (including the legal fees and filing fees and other disbursements of counsel for the Underwriters not to exceed $5000) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) any listing of the Securities on any securities exchange or qualification of the Securities for quotation on the NYSE and any registration thereof under the Exchange Act, (vi) any filing for review of the public offering of the Securities by the National Association of Securities Dealers, Inc. ("NASD"), including the legal fees and filing fees and other disbursements of counsel to the Underwriters (not to exceed $10,000) relating to NASD matters, (vii) the fees and disbursements of any transfer agent or registrar for the Shares, (viii) the costs and expenses of the Company (but not the Underwriters) relating to presentations or meetings undertaken in connection with the marketing of the offering and sale of the Securities to prospective investors and the Underwriters' sales forces, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel, lodging and other expenses incurred by the officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show,
        (ix) the costs and expenses of qualifying the Securities for inclusion in the book-entry settlement system of the DTC; (x) the fees, disbursements and expenses of the Company's counsel and the Company's accountants in connection with the issuance and sale of the Securities, and (xi) the performance of the Company's other obligations hereunder;

               (m) in connection with the offer and sale of the Securities, to comply with Rule 433(d) under the Act (without reliance on Rule 164(b) under the Act) and with Rule 433(g) under the Act;

               (n) beginning on the date hereof and ending on, and including, the date that is 90 days after the date of the Prospectus Supplement (the "Lock-Up Period"), without the prior written consent of UBS and Wachovia, not to (i) issue, sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act and the rules and regulations of the Commission promulgated thereunder, with respect to, any Common Stock, or any other securities of the Company or Operating Partnership that are substantially similar to Common Stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, (ii) file or cause to become effective a registration statement under the Act relating to the offer and sale of any Common Stock, or any other securities of the Company or Operating Partnership that are substantially similar to Common Stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, (iii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock, or any other securities of the Company or Operating Partnership that are substantially similar to Common Stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, whether any such transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise or (iv) publicly announce an intention to effect any transaction specified in clause (i), (ii) or (iii), except, in each case, for (A) the registration of the offer and sale of the Securities as contemplated by this Agreement, (B) the issuance and sale of Common Stock by the Company to the Forward Purchasers pursuant to the terms of the respective Forward Agreements, (C) issuances of Common Stock upon the exercise of options or warrants or the conversion or redemption of any security disclosed as outstanding in the Registration Statement (excluding the exhibits thereto), each Pre-Pricing Prospectus and the Prospectus, (D) the issuance of employee stock options or restricted stock pursuant to stock option plans described in the Registration Statement (excluding the exhibits thereto), each Pre-Pricing Prospectus and the Prospectus, including the filing of a registration statement on Form S-8 with respect thereto; provided, however, that if (a) during the period that begins on the date that is fifteen (15) calendar days plus three (3) business days before the last day of the Lock-Up Period and ends on the last day of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (b) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the sixteen (16) day period beginning on the last day of the Lock-Up Period, then the restrictions imposed by this Section 5(n) shall continue to apply until the expiration of the date that is fifteen (15) calendar days plus three (3) business days after the date on which the issuance of the earnings release or the material news or material event occurs;

               (o) to at all times reserve and keep available, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to satisfy any obligations to issue and deliver shares of its Common Stock pursuant to the Forward Agreements;

               (p) prior to the time of purchase or any additional time of purchase, as the case may be, to issue no press release or other communication directly or indirectly and hold no press conferences with respect to the Company or any Subsidiary, the financial condition, results of operations, business, properties, assets, or liabilities of the Company or any Subsidiary, or the offering of the Securities, without your prior consent, which consent will not be unreasonably withheld;

               (q) not, at any time at or after the execution of this Agreement, to, directly or indirectly, offer or sell any Securities by means of any "prospectus" (within the meaning of the Act), or use any "prospectus" (within the meaning of the Act) in connection with the offer or sale of the Securities, in each case other than the Prospectus;

               (r) not to, and to cause the Subsidiaries not to, take, directly or indirectly, any action designed, or which will constitute, or has constituted, or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities;

               (s) to use its commercially reasonable best efforts to cause the Securities to be listed on the NYSE and to maintain such listing;

               (t) the Company will use its reasonable best efforts to continue to meet the requirements to qualify for taxation as a real investment trust under the Code through its taxable year ended December 31, 2007.

        6. Reimbursement of Underwriters' Expenses. If the Securities are not delivered for any reason other than the termination of this Agreement pursuant to Section 8(2)(A), Section 8(2)(C), Section 8(2)(D) or Section 8(2)(E) or the fifth paragraph of Section 9 hereof or the default by one or more of the Underwriters in its or their respective obligations hereunder, the Company shall, in addition to paying the amounts described in Section 5(l) hereof, reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of their counsel.

        7. Conditions of Underwriters' Obligations. The several obligations of the Underwriters hereunder are subject to the accuracy of the representations and warranties on the part of the Company and the Operating Partnership on the date hereof, at the time of purchase and, if applicable, at the additional time of purchase, the performance by the Company and the Operating Partnership of their obligations hereunder and to the following additional conditions precedent:

               (a) The Company shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, an opinion of Goodwin Procter LLP, counsel for the Company, addressed to the Underwriters and the Forward Purchasers, and dated the time of purchase or the additional time of purchase, as the case may be, with executed copies for each of the other Underwriters, and in form and substance satisfactory to the Representatives, substantially in the form set forth in Exhibit B hereto.

               (b) The Company shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, an opinion of Baker, Donelson, Bearman, Caldwll & Berkowitz, P.C., tax counsel of the Company, addressed to the Underwriters and the Forward Purchasers, and dated the time of purchase or the additional time of purchase, as the case may be, with executed copies for each of the other Underwriters, and in form and substance satisfactory to the Representatives, substantially in the form set forth in Exhibit C hereto.

               (c) You shall have received from KPMG LLP letters dated, respectively, the date of this Agreement, the date of the Prospectus Supplement, the time of purchase and, if applicable, the additional time of purchase, and addressed to the Underwriters and Forward Purchasers (with executed copies for each of the Underwriters) in the forms satisfactory to the Representatives, which letters shall cover, without limitation, the various financial disclosures contained in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any.

               (d) You shall have received from Parente Randolph LLC letters dated, respectively, the date of this Agreement, the date of the Prospectus Supplement, the time of purchase and, if applicable, the additional time of purchase, and addressed to the Underwriters and Forward Purchasers (with executed copies for each of the Underwriters) in the forms satisfactory to the Representatives, which letters shall cover, without limitation, the various financial disclosures contained in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any.

               (e) You shall have received at the time of purchase and, if applicable, at the additional time of purchase, the favorable opinion of Skadden, Arps, Slate, Meagher &

        Flom LLP, counsel for the Underwriters, addressed to the Underwriters and Forward Purchasers dated the time of purchase or the additional time of purchase, as the case may be, in form and substance reasonably satisfactory to the Representatives.

               (f) No Prospectus or amendment or supplement to the Registration Statement or the Prospectus shall have been filed to which you shall have objected in writing.

               (g) The Registration Statement and any registration statement required to be filed, prior to the sale of the Securities, under the Act pursuant to Rule 462(b) shall have been filed and shall have become effective under the Act. The Prospectus Supplement shall have been filed with the Commission pursuant to Rule 424(b) under the Act at or before 5:30 P.M., New York City time, on the second full business day after the date of this Agreement (or such earlier time as may be required under the Act).

               (h) Prior to and at the time of purchase, and, if applicable, the additional time of purchase, (i) no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act or proceedings initiated under Section 8(d) or 8(e) of the Act;
        (ii) the Registration Statement and all amendments thereto shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) none of the Pre-Pricing Prospectuses or the Prospectus, and no amendment or supplement thereto, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading;
        (iv) no Disclosure Package, and no amendment or supplement thereto, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; and (v) none of the Permitted Free Writing Prospectuses, if any, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

               (i) The Company will, at the time of purchase and, if applicable, at the additional time of purchase, deliver to you a certificate of its Chief Executive Officer and its Chief Financial Officer, on behalf of the Company for itself and as general partner of the Operating Partnership, dated the time of purchase or the additional time of purchase, as the case may be, in the form attached as Exhibit D hereto.

               (j) The Company will on the date of this Agreement, the date of the Prospectus Supplement, at the time of purchase and, if applicable, at the additional time of purchase, deliver to you a certificate of its Chief Financial Officer, on behalf of the Company for itself and as general partner of the Operating Partnership, dated the date of this Agreement, the date of the Prospectus Supplement, the time of purchase or the additional time of purchase, as the case may be, in form and substance satisfactory to the Representatives.

               (k) You shall have received each of the signed Lock-Up Agreements referred to in Section 3(u) hereof, and each such Lock-Up Agreement shall be in full force and effect at the time of purchase and the additional time of purchase, as the case may be.

               (l) The Company and the Operating Partnership shall have furnished to you and to each Forward Purchaser such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement, any Pre-Pricing Prospectus, the Prospectus or any Permitted Free Writing Prospectus as of the time of purchase and, if applicable, the additional time of purchase, as you may reasonably request.

               (m) The Securities shall have been approved for listing on the NYSE, subject only to notice of issuance at or prior to the time of purchase or the additional time of purchase, as the case may be.

               (n) The NASD shall not have raised any objection with respect to the fairness or reasonableness of the underwriting, or other arrangements of the transactions, contemplated hereby.

        8. Effective Date of Agreement; Termination. This Agreement shall become effective when the parties hereto have executed and delivered this Agreement.

               The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of UBS, if (1) since the time of execution of this Agreement or the earlier respective dates as of which information is given in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, there has been any change or any development involving a prospective change in the business, properties, management, financial condition or results of operations of the Company and the Subsidiaries taken as a whole, the effect of which change or development is, in the sole judgment of UBS, so material and adverse as to make it impractical or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, or (2) since the time of execution of this Agreement, there shall have occurred: (A) a suspension or material limitation in trading in securities generally on the NYSE, the American Stock Exchange or the NASDAQ; (B) a suspension or material limitation in trading in the Company's securities on the NYSE; (C) a general moratorium on commercial banking activities declared by either federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (D) an outbreak or escalation of hostilities or acts of terrorism involving the United States or a declaration by the United States of a national emergency or war; or (E) any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (D) or (E), in the sole judgment of UBS, makes it impractical or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Registration Statement, the Pre-Pricing Prospectuses, the Prospectus and the Permitted Free Writing Prospectuses, if any, or (3) since the time of execution of this Agreement, there shall have occurred any downgrading, or any notice or announcement shall have been given or made of: (A) any intended or potential downgrading or (B) any watch, review or possible change that does not indicate an affirmation or improvement in the rating accorded any securities of or guaranteed by the Company or any Subsidiary by any "nationally recognized statistical rating organization," as that term is defined in Rule 436(g)(2) under the Act.

               If UBS elects to terminate this Agreement as provided in this
Section 8, the Company and each other Underwriter shall be notified promptly in writing.

               If the sale to the Underwriters of the Securities, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement, or if such sale is not carried out because the Company or Operating Partnership shall be unable to comply with any of the terms of this Agreement, the Company and the Operating Partnership shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 5(l), 6 and 10 hereof), and the Underwriters shall be under no obligation or liability to the Company or the Operating Partnership under this Agreement (except to the extent provided in Section 10 hereof) or to one another hereunder.

        9. Increase in Underwriters' Commitments. Subject to Sections 7 and 8 hereof, if any Underwriter shall default in its obligation to take up and pay for the Firm Shares to be purchased by it hereunder (otherwise than for a failure of a condition set forth in Section 7 hereof or a reason sufficient to justify the termination of this Agreement under the provisions of Section 8 hereof) and if the number of Firm Shares which all Underwriters so defaulting shall have agreed but failed to take up and pay for does not exceed 10% of the total number of Firm Shares, the non-defaulting Underwriters (including the Underwriters, if any, substituted in the manner set forth below) shall take up and pay for (in addition to the aggregate number of Firm Shares they are obligated to purchase pursuant to Section 1 hereof) the number of Firm Shares agreed to be purchased by all such defaulting Underwriters, as hereinafter provided. Such Securities shall be taken up and paid for by such non-defaulting Underwriters in such amount or amounts as you may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Securities shall be taken up and paid for by all non-defaulting Underwriters pro rata in proportion to the aggregate number of Firm Shares set forth opposite the names of such non-defaulting Underwriters in Schedule A.

               Without relieving any defaulting Underwriter from its obligations hereunder, the Company agrees with the non-defaulting Underwriters that it will not sell any Firm Shares hereunder unless all of the Firm Shares are purchased by the Underwriters (or by substituted Underwriters selected by you with the approval of the Company or selected by the Company with your approval).

               If a new Underwriter or Underwriters are substituted by the Underwriters or by the Company for a defaulting Underwriter or Underwriters in accordance with the foregoing provision, the Company or you shall have the right to postpone the time of purchase for a period not exceeding five business days in order that any necessary changes in the Registration Statement and the Prospectus and other documents may be effected.

               The term "Underwriter" as used in this Agreement shall refer to and include any

Underwriter substituted under this Section 9 with like effect as if such substituted Underwriter had originally been named in Schedule A hereto.

               If the aggregate number of Firm Shares which the defaulting Underwriter or Underwriters agreed to purchase exceeds 10% of the total number of Firm Shares which all Underwriters agreed to purchase hereunder, and if neither the non-defaulting Underwriters nor the Company shall make arrangements within the five business day period stated above for the purchase of all the Firm Shares which the defaulting Underwriter or Underwriters agreed to purchase hereunder, this Agreement shall terminate without further act or deed and without any liability on the part of the Company to any Underwriter and without any liability on the part of any non-defaulting Underwriter to the Company. Nothing in this paragraph, and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

        10. Indemnity and Contribution.

               (a) The Company and the Operating Partnership agree to indemnify, defend and hold harmless each Underwriter, each Forward Seller, each Forward Purchaser and each of their respective partners, directors and officers, and any person who controls any Underwriter, Forward Seller or Forward Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter, Forward Seller or Forward Purchaser or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in the Registration Statement or arises out of or is based upon any omission or alleged omission to state a material fact in the Registration Statement in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement or was necessary to make such information not misleading, (ii) any untrue statement or alleged untrue statement of a material fact included in any Prospectus (the term Prospectus for the purpose of this Section 10 being deemed to include any Basic Prospectus, any Pre-Pricing Prospectus, the Prospectus Supplement, the Prospectus and any amendments or supplements to the foregoing), in any Permitted Free Writing Prospectus, in any "issuer information" (as defined in Rule 433 under the Act) of the Company or the Operating Partnership or in any Prospectus together with any combination of one or more of the Permitted Free Writing Prospectuses, if any, or arises out of or is based upon any omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except, with respect to such Prospectus or Permitted Free Writing Prospectus, insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, such Prospectus or Permitted Free Writing Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in such Prospectus or Permitted Free Writing Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading or (iii) any untrue statement or alleged untrue statement of a material fact included in the Company's current report on Form 8-K filed with the Commission on January 30, 2007 (including the press release and supplemental operating and financial data attached as Exhibit 99.1 to the report) or arises out of or is based upon any omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               (b) Each Underwriter severally agrees to indemnify, defend and hold harmless the Company, the Operating Partnership and their directors and officers, and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Company, the Operating Partnership or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact in such Registration Statement in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement or was necessary to make such information not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in, a Prospectus or a Permitted Free Writing Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in such Prospectus or Permitted Free Writing Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading.

            (c) If any action, suit or proceeding (each, a "Proceeding") is brought against a person (an "indemnified party") in respect of which indemnity may be sought against the Company, the Operating Partnership or an Underwriter, a Forward Seller or Forward Purchaser (as applicable, the "indemnifying party") pursuant to subsection (a) or (b), respectively, of this Section 10, such indemnified party shall promptly notify such indemnifying party in writing of the institution of such Proceeding and such indemnifying party shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify such indemnifying party shall not relieve such indemnifying party from any liability which such indemnifying party may have to any indemnified party or otherwise. The indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such Proceeding or the indemnifying party shall not have, within a reasonable period of time in light of the circumstances, employed counsel to defend such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to such indemnifying party (in which case such indemnifying party shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by such indemnifying party and paid as incurred (it being understood, however, that such indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). The indemnifying party shall not be liable for any settlement of any Proceeding effected without its written consent but, if settled with its written consent, such indemnifying party agrees to indemnify and hold harmless the indemnified party or parties from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this Section 10(c), then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have fully reimbursed the indemnified party in accordance with such request prior to the date of such settlement and
      (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault or culpability or a failure to act by or on behalf of such indemnified party.

            (d) If the indemnification provided for in this Section 10 is unavailable to an indemnified party under subsections (a) and (b) of this
      Section 10 or insufficient to hold an indemnified party harmless in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Operating Partnership on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company or the Operating Partnership on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Operating Partnership on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company, and the total underwriting discounts and commissions received by the Underwriters, bear to the aggregate public offering price of the Securities. The relative fault of the Company or the Operating Partnership on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.

            (e) The Company, the Operating Partnership and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (d) above. Notwithstanding the provisions of this Section 10, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by such Underwriter and distributed to the public were offered to the public exceeds the amount of any damage which such Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 10 are several in proportion to their respective underwriting commitments and not joint.

            (f) The indemnity and contribution agreements contained in this
      Section 10 and the covenants, warranties and representations of the Company and the Operating Partnership contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, its partners, directors or officers or any person (including each partner, officer or director of such person) who controls any Underwriter within the meaning of Section 15 of the Act or
      Section 20 of the Exchange Act, or by or on behalf of the Company, its directors or officers or any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the issuance and delivery of the Securities. The Company and each Underwriter agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Company, against any of the Company's officers or directors in connection with the issuance and sale of the Securities, or in connection with the Registration Statement, any Basic Prospectus, any Pre-Pricing Prospectus, the Prospectus or any Permitted Free Writing Prospectus.

      11. Information Furnished by the Underwriters. The statements set forth in the second last paragraph on the cover page of the Prospectus and the statements set forth under the caption "Over-Allotment Option" in the "Underwriting" section of the Prospectus, only insofar as such statements relate to the amount of selling concession and reallowance or to over-allotment and stabilization activities that may be undertaken by the Underwriters, constitute the only information furnished by or on behalf of the Underwriters, as such information is referred to in Sections 3 and 10 hereof.

      12. Notices. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram or facsimile and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to the Representatives c/o UBS Securities LLC, 299 Park Avenue, New York, NY 10171-0026, Attention: Syndicate Department and c/o Wachovia Capital Markets, LLC, 375 Park Avenue, New York, NY 10152, Attention: Equity Syndicate Department and, if to the Company, shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at 1000 Urban Center Drive, Suite 501, Birmingham, Alabama 35242, Attention: Charles Lambert.

      13. Governing Law; Construction. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement ("Claim"), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

      14. Submission to Jurisdiction. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company consents to the jurisdiction of such courts and personal service with respect thereto. The Company and the Operating partnership hereby consent to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against any Underwriter or any indemnified party. Each Underwriter, each Forward Seller, each Forward Purchaser and the Company and the Operating Partnership (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) waive all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Company and the Operating Partnership each agree that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Company or the Operating Partnership, as applicable, and may be enforced in any other courts to the jurisdiction of which the Company or the Operating Partnership, as applicable, is or may be subject, by suit upon such judgment.

      15. Parties at Interest. The Agreement herein set forth has been and is made solely for the benefit of the Underwriters, the Forward Purchasers, the Forward Sellers and the Company and the Operating Partnership and to the extent provided in Section 10 hereof the controlling persons, partners, directors and officers referred to in such Section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

      16. No Fiduciary Relationship. The Company and the Operating Partnership hereby acknowledge that the Underwriters are acting solely as underwriters in connection with the purchase and sale of the Company's securities. The Company and the Operating Partnership further acknowledge that the Underwriters are acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm's length basis, and in no event do the parties intend that the Underwriters act or be responsible as a fiduciary to the Company or the Operating Partnership, their management, stockholders or creditors or any other person in connection with any activity that the Underwriters may undertake or have undertaken in furtherance of the purchase and sale of the Company's securities, either before or after the date hereof. The Underwriters hereby expressly disclaim any fiduciary or similar obligations to the Company or the Operating Partnership, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Company and the Operating Partnership hereby confirm their understanding and agreement to that effect. The Company, the Operating Partnership and the Underwriters agree that they are each responsible for making their own independent judgments with respect to any such transactions and that any opinions or views expressed by the Underwriters to the Company regarding such transactions, including, but not limited to, any opinions or views with respect to the price or market for the Company's securities, do not constitute advice or recommendations to the Company. The Company and the Operating Partnership hereby waive and release, to the fullest extent permitted by law, any claims that the Company or the Operating Partnership may have against the Underwriters with respect to any breach or alleged breach of any fiduciary or similar duty to the Company or the Operating Partnership in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.

      17. Counterparts. This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.

      18. Successors and Assigns. This Agreement shall be binding upon the Underwriters, the Company and the Operating Partnership and their successors and assigns and any successor or assign of any substantial portion of the Company's, the Operating Partnership's and any of the Underwriters' respective businesses and/or assets.

      19. Miscellaneous. UBS, an indirect, wholly owned subsidiary of UBS AG, is not a bank and is separate from any affiliated bank, including any U.S. branch or agency of UBS AG. Because UBS is a separately incorporated entity, it is solely responsible for its own contractual obligations and commitments, including obligations with respect to sales and purchases of securities. Securities sold, offered or recommended by UBS are not deposits, are not insured by the Federal Deposit Insurance Corporation, are not guaranteed by a branch or agency, and are not otherwise an obligation or responsibility of a branch or agency.

  [The Remainder of This Page Intentionally Left Blank; Signature Page Follows]

            If the foregoing correctly sets forth the understanding among the Company, the Operating Partnership and the several Underwriters, please so indicate in the space provided below for that purpose, whereupon this Agreement and your acceptance shall constitute a binding agreement among the Company, the Operating Partnership and the Underwriters, severally.

                                    Very truly yours,

                                    MEDICAL PROPERTIES TRUST, INC.


                                    By: /s/ Edward K. Aldag, Jr
                                        ----------------------------------------
                                        Name: Edward K. Aldag, Jr.
                                        Title: Chairman, President & CEO


                                    MPT OPERATING PARTNERSHIP, L.P.

                                    BY: MEDICAL PROPERTIES TRUST, LLC,
                                    ITS GENERAL PARTNER

                                          BY: MEDICAL PROPERTIES TRUST, INC.
                                          ITS SOLE MEMBER


                                          By: /s/ Edward K. Aldag, Jr
                                              ----------------------------------
                                          Name: Edward K. Aldag, Jr.
                                          Title: Chairman, President & CEO

Accepted and agreed to as of the date first above written, on behalf of itself and the other several Underwriters named in Schedule A

By: UBS SECURITIES LLC


By: /s/ Keith Lockwood
    -------------------------------------
    Name: Keith Lockwood
    Title: Director


By: /s/ David Clayton
    -------------------------------------
   Name: David Clayton
   Title: Associate Director


By: WACHOVIA CAPITAL MARKETS, LLC


By: /s/ Lear Beyer
    -------------------------------------
    Name: Lear Beyer
    Title: Managing Director

                                   SCHEDULE A


                                                            Number of
Underwriter                                               Firm Shares
-----------                                               -----------
UBS SECURITIES LLC                                          3,300,000
WACHOVIA CAPITAL MARKETS, LLC                               3,300,000
BANC OF AMERICA SECURITIES LLC                              2,400,000
J.P. MORGAN SECURITIES INC.                                 2,400,000
STIFEL, NICOLAUS & COMPANY, INCORPORATED                      600,000
                                                         -------------
   Total                                                   12,000,000
                                                         =============

                                   SCHEDULE B

1.    Public Offering Price Per Share: $15.60

2.    Number of Shares Offered: 12,000,000

3.    Expected Closing Date: February 28, 2007.

                                    EXHIBIT A


                                Lock-Up Agreement

                                                               February 22, 2007


UBS Securities LLC
Wachovia Capital Markets, LLC
Together with the other Underwriters
named in Schedule A to the Underwriting Agreement referred to herein

c/o UBS Securities LLC
299 Park Avenue
New York, New York 10171-0026

Ladies and Gentlemen:

            This Lock-Up Agreement is being delivered to you in connection with the proposed Underwriting Agreement (the "Underwriting Agreement") to be entered into by Medical Properties Trust, Inc., a Maryland corporation (the "Company"), MPT Operating Partnership, L.P., a Delaware limited partnership and wholly owned subsidiary of the Company, and you and the other underwriters named in Schedule A to the Underwriting Agreement, with respect to the public offering (the "Offering") of common stock, par value $0.001 per share, of the Company (the "Common Stock").

            In order to induce you to enter into the Underwriting Agreement, the undersigned agrees that, for a period (the "Lock-Up Period") beginning on the date hereof and ending on, and including, the date that is 90 days after the date of the final prospectus supplement relating to the Offering, the undersigned will not, without the prior written consent of UBS Securities LLC and Wachovia Capital Markets, LLC, (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge (other than with respect to Common Stock pledged to a margin account or otherwise), grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or file (or participate in the filing of) a registration statement with the Securities and Exchange Commission (the "Commission") in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder (the "Exchange Act") with respect to, any Common Stock or any other securities of the Company that are substantially similar to Common Stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock or any other securities of the Company that are substantially similar to Common Stock, or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, whether any such transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise or (iii) publicly announce an intention to effect any transaction specified in clause (i) or (ii). The foregoing sentence shall not apply to (a) the registration of the offer and sale of Common Stock as contemplated by the Underwriting Agreement and the sale of the Common Stock to the Underwriters (as defined in the Underwriting Agreement) in the Offering, (b) bona fide gifts, provided the recipient thereof agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Agreement or (c) dispositions to any trust for the direct or indirect benefit of the undersigned and/or the immediate family of the undersigned, provided that such trust agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Agreement. For purposes of this paragraph, "immediate family" shall mean the undersigned and the spouse, any lineal descendent, father, mother, brother or sister of the undersigned.

            Notwithstanding anything to the contrary herein, the restrictions set forth in this Lock-Up Agreement shall not apply to the establishment of a trading plan that complies with Rule 10b5-1 under the Exchange Act; provided, however, that the restrictions herein shall apply in full force to sales made pursuant to the trading plan during the Lock-Up Period.

            In addition, the undersigned hereby waives any rights the undersigned may have to require registration of Common Stock in connection with the filing of a registration statement relating to the Offering. The undersigned further agrees that, for the Lock-Up Period, the undersigned will not, without the prior written consent of UBS Securities LLC and Wachovia Capital Markets, LLC, make any demand for, or exercise any right with respect to, the registration of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock or any such securities.

            Notwithstanding the above, if (a) during the period that begins on the date that is fifteen (15) calendar days plus three (3) business days before the last day of the Lock-Up Period and ends on the last day of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (b) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the sixteen (16) day period beginning on the last day of the Lock-Up Period, then the restrictions imposed by this Lock-Up Agreement shall continue to apply until the expiration of the date that is fifteen (15) calendar days plus three (3) business days after the date on which the issuance of the earnings release or the material news or material event occurs.

            The undersigned hereby confirms that the undersigned has not, directly or indirectly, taken, and hereby covenants that the undersigned will not, directly or indirectly, take, any action designed, or which has constituted or will constitute or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of shares of Common Stock.

                                    * * *

            If (i) the Company notifies you in writing that it does not intend to proceed with the Offering, (ii) the registration statement filed with the Commission with respect to the Offering is withdrawn or (iii) for any reason the Underwriting Agreement shall be terminated prior to the "time of purchase" (as defined in the Underwriting Agreement), this Lock-Up Agreement shall be terminated and the undersigned shall be released from its obligations hereunder.

                                    Yours very truly,


                                    ------------------------------
                                    Name:

                                   EXHIBIT A-1

                LIST OF PARTIES TO EXECUTE LOCK-UP AGREEMENTS

Name                                     Position
----                                     --------

1. Edward K. Aldag, Jr.                  Chairman, President and CEO and
                                         Director of the Company

2. R. Steven Hamner                      Executive Vice President and CFO and
                                         Director of the Company

3. Emmett E. McLean                      Executive Vice President and COO of
                                         the Company

4. William G. McKenzie                   Vice Chairman of the Company

5. Michael G. Stewart                    Executive Vice President, General
                                         Counsel and Secretary of the Company


                                     A-1-1

                                    EXHIBIT B


                         OPINION OF GOODWIN PROCTER LLP


                                                              February [ ], 2007

UBS Securities LLC
Wachovia Capital Markets, LLC
Banc of America Securities LLC
J.P. Morgan Securities Incorporated
Stifel, Nicolaus & Company, Incorporated

c/o UBS Securities LLC
299 Park Avenue
New York, New York 10171-0026

Re:  Medical Properties Trust, Inc.

Ladies and Gentlemen:

We have acted as counsel for Medical Properties Trust, Inc., a Maryland corporation (the "Company"), in connection with the sale of 9,000,000 shares of Common Stock, $0.001 par value per share (the "Common Stock"), of the Company by the Company to the Underwriters (as defined below) and the sale of 3,000,000 shares of Common Stock to the Underwriters by certain affiliates of the Underwriters (the "Forward Affiliates") pursuant to forward sale agreements entered into between the Company and the Forward Affiliates on February 22, 2007 (the "Forward Sale Agreements"). The shares of Common Stock sold to the Underwriters by the Company and the shares of Common Stock sold to the Underwriters by the Forward Affiliates are collectively referred to in this opinion letter as the "Shares". We are furnishing this opinion letter to you pursuant to Section 7(a) of the Underwriting Agreement, dated as of February 22, 2007 (the "Underwriting Agreement"), among the Company, MPT Operating Partnership, L.P. (the "Partnership") and UBS Securities LLC and Wachovia Capital Markets, LLC, as representatives of the Underwriters listed on Schedule A to the Underwriting Agreement (the "Underwriters"). Capitalized terms used but not defined herein shall have their respective meanings set forth in the Underwriting Agreement.

The Company's Registration Statement on Form S-3 (File No. 333-140433) filed by the Company with the Securities and Exchange Commission (the "Commission") on February 2, 2007, in the form in which it became effective on February 15, 2007 (the "Effective Date"), is referred to in this opinion letter as the "Registration Statement," and the prospectus included in the Registration Statement, as supplemented by the prospectus supplement dated February 22, 2007, relating to the Shares (the "Prospectus Supplement") as filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933 (the "Securities Act"), is referred to in this opinion letter as the "Prospectus." The prospectus included in the Registration Statement, as supplemented by the preliminary prospectus supplement dated February 15, 2007 is referred to in

UBS Securities LLC
Wachovia Capital Markets, LLC
Banc of America Securities LLC
J.P. Morgan Securities Incorporated
Stifel, Nicolaus & Company, Incorporated

February 28, 2007
Page 2


this opinion letter as the "Time of Sale Prospectus".

As used in this opinion letter, "Subsidiary" means each subsidiary of the Company identified on Exhibit A hereto ("Subsidiary," and collectively, "Subsidiaries").

We have reviewed the agreements filed as an exhibit to the Company's annual report on Form 10-K for the year ended December 31, 2005, Exhibit 4.1 to the Company's Form 8-K filed with the Commission on July 20, 2006 and the exhibits to the Company's Form 8-K filed with the Commission on November 13, 2006 (collectively, the "Listed Agreements") and made such investigation of law as we have deemed appropriate to give the opinions below. We have relied, without independent verification, on certificates of public officials and, as to matters of fact material to the opinions set forth below, on representations made in the Underwriting Agreement, and certificates and other inquiries of officers of the Company.

Any reference to "our knowledge" or to any matters "known to us," "of which we are aware" or "coming to our attention," or any variation of any of the foregoing, means the actual knowledge of the lawyers in the firm who actively participated in our work on the transactions contemplated by the Underwriting Agreement or for preparing the particular opinion or confirmation containing that reference, without any independent investigation.

You have not asked us to pass upon the power and authority of the Underwriters to enter into the Underwriting Agreement or to effect the transactions contemplated thereby or as to the disclosure in the Prospectus or Registration Statement of information relating to the Underwriters in their capacity as underwriters under the Underwriting Agreement. Accordingly, for the purposes of this opinion letter, we have assumed that each Underwriter has all requisite power and authority and has taken all necessary corporate and other action to enter into the Underwriting Agreement and to effect any such transactions, and we do not express any opinion herein as to the disclosure or non-disclosure in the Prospectus, the Registration Statement or any other document of any information relating to any Underwriter under the Underwriting Agreement.

Our opinion regarding good standing of the Company in numbered paragraph 2 below is based solely on a certificate of good standing issued by the Department of Assessment and Taxation of State of Maryland. Our opinion expressed in numbered paragraph 5 as to the valid existence and good standing of each Subsidiary is based solely on certificates of good standing or legal existence issued by the Secretary of State or other appropriate officials of the jurisdiction in which such Subsidiary is organized, as set forth on Exhibit A attached hereto. Our opinions in numbered paragraph 6 below regarding the due qualification and good standing of the Company and each Subsidiary as a foreign corporation, limited liability company or limited partnership are

UBS Securities LLC
Wachovia Capital Markets, LLC
Banc of America Securities LLC
J.P. Morgan Securities Incorporated
Stifel, Nicolaus & Company, Incorporated

February 28, 2007
Page 3


based solely on certificates of the Secretaries of State or other appropriate officials of the respective jurisdictions identified on Exhibit A to this opinion letter in which the Company and each Subsidiary is so qualified. We express no opinion as to the tax good standing of the Company or any Subsidiary in any jurisdiction.

The opinions set forth below are limited to New York law, Maryland General Corporation Law ("MGCL"), Delaware Revised Uniform Limited Partnership Act ("DRULPA") and the federal law of the United States. Without limiting the generality of the foregoing, we express no opinion with respect to (i) state securities or "Blue Sky" laws, or (ii) state or federal antifraud laws.

Based on and subject to the foregoing, we are of the opinion that:

      1. The Registration Statement has become effective under the Securities Act. Any required filing of each of the Time of Sale Prospectus or the Prospectus pursuant to Rule 424(b) under the Act has been made in the manner and within the time required by Rule 424(b). To our knowledge, based solely upon oral telephonic advice from one or more members of the Commission's staff, (i) no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and (ii) no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

      2. The Company is validly existing as a corporation in good standing under Maryland law.

      3. The Company has the corporate power and authority to execute and deliver the Underwriting Agreement and Forward Sale Agreements, and to perform its obligations thereunder.

      4. The Partnership has partnership power and authority to own its properties and conduct its business as described in the Time of Sale Prospectus and the Prospectus, and to execute and deliver the Underwriting Agreement and to perform its obligations thereunder.

      5. Each of the Subsidiaries is validly existing as a corporation, limited liability company or limited partnership in good standing under the law of its jurisdiction of organization as set forth opposite its name on Exhibit A hereto.

      6. Each of the Company and the Subsidiaries is duly qualified to do business as a foreign corporation, limited liability company or limited partnership and is in good standing in the jurisdictions set forth opposite its name on Exhibit A hereto.

UBS Securities LLC
Wachovia Capital Markets, LLC
Banc of America Securities LLC
J.P. Morgan Securities Incorporated
Stifel, Nicolaus & Company, Incorporated

February 28, 2007
Page 4


      7. The Underwriting Agreement has been duly authorized, executed and delivered by each of the Company and the Partnership.

      8. The Forward Sale Agreements have been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery thereof by the Forward Affiliates, constitute the valid and binding agreement of the Company, enforceable against it in accordance with its terms.

      9. The Company has an authorized and outstanding capitalization as set forth under the caption "Actual" in the "Capitalization" section in the Time of Sale Prospectus and the Prospectus.

      10. The statements in the Time of Sale Prospectus and Prospectus under the heading "Description of Capital Stock," insofar as such statements describe the terms of agreements or the Company's Articles of Incorporation, are correct in all material respects.

      11. The issuance and sale of the Shares, the execution and delivery of the Underwriting Agreement and the Forward Sale Agreements, and the consummation of the transactions contemplated therein, do not: (i) require any consent, approval, license or exemption by, order or authorization of, or filing, recording or registration by the Company or the Partnership with any New York or federal governmental authority, except such as may be required under the securities or Blue Sky laws of any foreign jurisdiction or of any state or other jurisdiction of the Unites States, as to which we express no opinion and, (ii) violate the Articles of Incorporation or the By-laws of the Company or the partnership agreement of the Partnership, MGCL, DRULPA or any federal statute, rule or regulation, or any court order, judgment or decree, if any, listed in Schedule A to this opinion letter and will not result in a breach of, or constitute a default under, any of the Listed Agreements, which the company has advised are all the material agreements to which they are a party.

      12. The Shares have been duly authorized and, when issued in accordance with the Underwriting Agreement against payment of the consideration set forth therein, will be validly issued, fully paid and non-assessable, and will not be subject to any preemptive right in the Articles or the Bylaws of the Company or arising under the MGCL. The shares to be purchased by the Forward Affiliates from the Company pursuant to the Forward Sale Agreements have been validly reserved for issuance.

      13. The Common Stock certificate complies in all material respects with the applicable requirements of the MGCL, the Articles of Incorporation or the By-laws of the Company.

UBS Securities LLC
Wachovia Capital Markets, LLC
Banc of America Securities LLC
J.P. Morgan Securities Incorporated
Stifel, Nicolaus & Company, Incorporated

February 28, 2007
Page 5


      14. The Shares have been approved for listing, subject to notice of issuance, on the New York Stock Exchange.

      15. Neither the Company nor any Subsidiary is and, after giving effect to the offering and sale of the Shares and the application of the proceeds therefrom as described in the Prospectus, neither will be an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

      16. Except as described in the Prospectus, none of the Listed Agreements grant to any person the right to require the Company to file a registration under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Rights Agreement.

      17. We are not representing the Company or the Partnership in any pending litigation in which it is named defendant that challenges the validity or enforcement of, or seeks to enjoin the performance of, the Underwriting Agreement or the Forward Sale Agreements.

Our opinion above are subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general application affecting the rights and remedies of creditors and to general principles of equity.

We express no opinion on any provision of the Underwriting Agreement or the Forward Sale Agreements relating to indemnification or waivers (including, without limitation, the waiver by any party of any right to trial by jury) to the extent such indemnification or waivers may be held unenforceable or in violation of public policy regarding the exculpation of criminal violations, intentional harm and acts of gross negligence or recklessness or any provision that requires or relates to liquidated damages or other economic remedies at a rate or in an amount that a court would determine in circumstances under applicable law to be commercially reasonable or a penalty or forfeiture.

This opinion letter and the opinions it contains shall be interpreted in accordance with the Legal Opinion Principles issued by the Committee on Legal Opinions of the American Bar Association's Business Law Section as published in 53 Business Lawyer 831 (May 1998).

This opinion letter is furnished by us as counsel for the Company to you as Underwriters and is solely for your benefit in connection with the offering and sale of the Shares to the Underwriters pursuant to the Underwriting Agreement, and may not be relied on by you for any other purpose, or furnished to, quoted or otherwise referred to, or relied on by, in whole or in part, any other

UBS Securities LLC
Wachovia Capital Markets, LLC
Banc of America Securities LLC
J.P. Morgan Securities Incorporated
Stifel, Nicolaus & Company, Incorporated

February 28, 2007
Page 6


person, firm or corporation for any purpose, without our prior written consent.

                                          Very truly yours,



                                          GOODWIN PROCTER LLP

                                    EXHIBIT A
            [TO BE UPDATED BASED ON CERTIFICATES RECEIVED AT CLOSING]

JURISDICTION(s) IN WHICH COMPANY IS QUALIFIED AS A FOREIGN CORPORATION:

                                     ALABAMA


                                                           JURISDICTION(s) IN WHICH
                                        JURISDICTION OF         QUALIFIED AS A
              SUBSIDIARY                  ORGANIZATION       FOREIGN CORPORATION
              ----------                  ------------       -------------------
1300 Campbell Lane, LLC                    Delaware              Kentucky
4499 Acushnet Avenue, LLC                  Delaware              Massachusetts
7173 North Sharon Avenue, LLC              Delaware              California
8451 Pearl Street, LLC                     Delaware              Colorado
92 Brick Road, LLC                         Delaware              New Jersey
Kentfield THCI Holding Company, LLC        Delaware              California, New Jersey
Medical Properties Trust, LLC              Delaware              Alabama
MPT Development Services, Inc.             Delaware              Alabama
MPT Finance Company, LLC                   Delaware
MPT of Bloomington, LLC                    Delaware              Indiana
MPT of Bucks County, L.P.                  Delaware              Pennsylvania
MPT of Bucks County, LLC                   Delaware              Pennsylvania
MPT of California, LLC                     Delaware              California
MPT of Centinela, L.P.                     Delaware              California
MPT of Centinela, LLC                      Delaware              California
MPT of Chino, LLC                          Delaware              California
MPT of Covington, LLC                      Delaware              Louisiana
MPT of Dallas LTACH, L.P.                  Delaware              Texas
MPT of Dallas LTACH, LLC                   Delaware              Texas
MPT of Denham Springs, LLC                 Delaware              Louisiana
MPT of Huntington Beach LLC                Delaware              California
MPT of Huntington Beach LP                 Delaware              California
MPT of La Palma LLC                        Delaware              California
MPT of La Palma LP                         Delaware              California
MPT of Luling LLC                          Delaware              Texas
MPT of Luling LP                           Delaware              Texas
MPT of Montclair, L.P.                     Delaware              California
MPT of Montclair, LLC                      Delaware
MPT of Munster, LLC                        Delaware
MPT of North Cypress, L.P.                 Delaware              Texas

MPT of North Cypress, LLC                  Delaware              Texas
MPT of Odessa Hospital, L.P.               Delaware              Texas
MPT of Odessa Hospital, LLC                Delaware              Texas
MPT of Portland, LLC                       Delaware              Oregon
MPT of Redding, LLC                        Delaware              California
MPT of Sherman Oaks, LLC                   Delaware              California
MPT of Victoria LLC                        Delaware              Texas
MPT of Victoria LP                         Delaware              Texas
MPT of Victorville, LLC                    Delaware              California
MPT of Warm Springs LLC                    Delaware              Texas
MPT of Warm Springs LP                     Delaware              Texas
MPT of West Anaheim LLC                    Delaware              California
MPT of West Anaheim LP                     Delaware              California
MPT Operating Partnership, L.P.            Delaware              Massachusetts, Alabama
MPT West Houston Hospital, LLC             Delaware              Texas
MPT West Houston Hospital, LLC             Delaware              Texas
MPT West Houston MOB, LLC                  Delaware              Texas
MPT West Houston MOB, LP                   Delaware              Texas
San Joaquin Health Care Associates,
Limited Partnership                        Delaware              California

                                   SCHEDULE A

None.

                                    EXHIBIT C


          OPINION OF BAKER, DONELSON, BEARMAN, CALDWELL & BERKOWITZ, PC


                                                              February [ ], 2007


UBS Securities LLC
Wachovia Capital Markets, LLC
   as Managing Underwriters
c/o UBS Securities LLC
299 Park Avenue
New York, New York 10171-0026

Re:   Medical Properties Trust, Inc.
      Qualification as a Real Estate Investment Trust

Dear Ladies and Gentlemen:

      We have acted as counsel to Medical Properties Trust, Inc., a Maryland corporation (the "Company"), in connection with the preparation of the Registration Statement on Form S-3 filed by the Company with the Securities and Exchange Commission (the "SEC") on February 2, 2007 as amended through the date hereof (the "Registration Statement"), and in connection with the preparation of the preliminary prospectus supplement filed with the SEC on February 16, 2007 (the "Pre-Pricing Prospectus"). We are furnishing this opinion to you pursuant to Section 7(b) of the Underwriting Agreement dated February [ ], 2007, by and among the Company, MPT Operating Partnership, L.P., a Delaware limited partnership, (the "Operating Partnership") and you (the "Underwriting Agreement").

      The Company, through the Operating Partnership and its subsidiary limited liability companies and partnerships (collectively the "Subsidiaries"), owns interests in healthcare facilities. The Operating Partnership owns MPT Development Services, Inc., a Delaware corporation and the Company and MPT Development Services, Inc. have elected for MPT Development Services, Inc. to be a taxable REIT subsidiary (a "TRS").

      In giving this opinion, we have examined the following documents:

      1. The Company's Articles of Incorporation filed on August 27, 2003 with the Department of Assessments and Taxation of the State of Maryland, as amended and restated by Second Articles of Amendment and Restatement filed on March 29, 2004 and as corrected by the Certificate of Correction to the Second Articles of Amendment and Restatement filed on January 3, 2005;

      2.    The Company's Amended and Restated Bylaws;

      3.    The Registration Statement;

      4.    The Pre-Pricing Prospectus;

      5. The First Amended and Restated Agreement of Limited Partnership of the Operating Partnership dated February 29, 2004 (the "Operating Partnership Agreement") and all amendments thereto;

      6.    The organizational documents of the Subsidiaries;

      7.    The TRS election for MPT Development Services, Inc.; and

      8.    Such other documents as we have deemed necessary or appropriate.

      In connection with the opinions rendered below, we have assumed, with your consent, that:

            1. each of the documents referred to above has been duly authorized, executed, and delivered; is authentic, if an original, or is accurate, if a copy; and has not been amended;

            2. except for the Company, for which no assumption is made, each partner of the Operating Partnership (a "Partner") that is a corporation or other entity has a valid legal existence; and

            3. each Partner has full power, authority, and legal right to enter into and to perform the terms of the Operating Partnership Agreement and the transactions contemplated thereby.

      In connection with the opinions rendered below, we also have relied upon the correctness of the factual representations and covenants contained in that certain certificate dated February [ ], 2007 and executed by R. Steven Hamner as Executive Vice President and Chief Financial Officer of the Company (the "Officer's Certificate"). To the extent such representations and covenants speak to the intended ownership or operations of the Company, we assume that the Company will in fact be owned and operated in accordance with such stated intent.

      Based on the documents and assumptions set forth above and the factual representations set forth in the Officer's Certificate, we are of the opinion that:

            (a) the Company is and has been organized in conformity with the requirements for qualification to be taxed as a REIT under the Code commencing with its initial taxable year ended December 31, 2004, and the Company's current and proposed method of operations as described in the Registration Statement and as represented to us by it satisfies currently, and will enable it to continue to satisfy in the future, the requirements for such qualification and taxation as a REIT under the Code; and

            (b) the descriptions of the law and the legal conclusions contained in the Registration Statement under the caption "United States Federal Income Tax Considerations" are correct in all material respects, and the discussion thereunder fairly summarizes the federal income tax considerations that are likely to be material to a holder of the common stock of the Company.

      We will not review on a continuing basis the Company's compliance with the documents or assumptions set forth above, or the representations set forth in the Officer's Certificate. Accordingly, no assurance can be given that the actual results of the Company's operations for any given taxable year will satisfy the requirements for qualification and taxation as a REIT.

      The foregoing opinions are based on current provisions of the Code and the Regulations, published administrative interpretations thereof, and published court decisions. The Service has not issued Regulations or administrative interpretations with respect to various provisions of the Code relating to REIT qualification. No assurance can be given that the law will not change in a way that will prevent the Company from qualifying as a REIT.

      THE FOREGOING OPINIONS ARE NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, BY ANY PERSON FOR THE PURPOSE OF AVOIDING UNITED STATES FEDERAL INCOME TAX PENALTIES, AND WERE WRITTEN TO SUPPORT THE PROMOTION OR MARKETING OF THE COMPANY'S COMMON STOCK PURSUANT TO THE REGISTRATION STATEMENT. YOU SHOULD SEEK ADVICE BASED ON YOUR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR. THE FOREGOING LANGUAGE IS INTENDED TO SATISFY THE REQUIREMENTS OF SECTION 10.35 OF TREASURY DEPARTMENT CIRCULAR 230.

      The foregoing opinions are limited to the United States federal income tax matters addressed herein, and no other opinions are rendered with respect to other federal tax matters or to any issues arising under the tax laws of any other country, or any state or locality. We undertake no obligation to update the opinions expressed herein after the date of this letter. This opinion letter is solely for the information and use of the addressees, and it speaks only as of the date hereof. This opinion letter may not be distributed, relied upon for any purpose by any other person, quoted in whole or in part or otherwise reproduced in any document, or filed with any governmental agency without our prior express written consent.

                              Very truly yours,

                              Baker, Donelson, Bearman, Caldwell & Berkowitz,PC


                                  By:
                                      --------------------------------
                                        Authorized Representative

                                    EXHIBIT D

                              OFFICERS' CERTIFICATE

            Each of the undersigned, Edward K. Aldag, Jr., President and Chief Executive Officer of Medical Properties Trust, Inc., a Maryland corporation (the "Company"), and the sole member of the general partner of MPT Operating Partnership, L.P., a Delaware Limited partnership ("Operating Partnership"), and
R. Steven Hammer, Chief Financial Officer of the Company, on behalf of the Company and Operating Partnership, does hereby certify pursuant to Section 7(i) of that certain Underwriting Agreement dated February 22, 2007 (the "Underwriting Agreement") between the Company, the Operating Partnership and, on behalf of the several Underwriters named therein, UBS Securities LLC and Wachovia Capital Markets, LLC, that as of the date hereof:

1. He has reviewed the Registration Statement, each Pre-Pricing Prospectus, the Prospectus and each Permitted Free Writing Prospectus.

2. The representations and warranties of the Company and the Operating Partnership as set forth in the Underwriting Agreement are true and correct as of the date hereof and as if made on the date hereof.

3. The Company and the Operating Partnership have performed all of their obligations under the Underwriting Agreement as are to be performed at or before the date hereof.

4. The conditions set forth in paragraph (h) of Section 7 of the Underwriting Agreement have been met.

[add any other deal specific items that were made closing conditions]

            Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Underwriting Agreement.

            IN WITNESS WHEREOF, the undersigned have hereunto set their hands on this February [__], 2007.

                                            ------------------------------------
                                            Name: Edward K. Aldag, Jr.
                                            Title:  President and Chief
                                                  Executive Officer


                                            ------------------------------------
                                            Name: R. Steven Hammer
                                            Title:  Chief Financial Officer